UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356

Franklin California Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 6/30

Date of reporting period: 6/30/14

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
June 30, 2014

Franklin California Tax-Free Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Shareholder Letter	1
Annual Report
State Update and Municipal Bond
Market Overview	3
Franklin California Insured
Tax-Free Income Fund	5
Franklin California Intermediate-Term
Tax-Free Income Fund	12
Franklin California Tax-Exempt
Money Fund	19
Financial Highlights and
Statements of Investments	22
Financial Statements	50
Notes to Financial Statements	54
Report of Independent Registered
Public Accounting Firm	63
Tax Information	64
Board Members and Officers	65
Shareholder Information	70

1

Annual Report

State Update and Municipal Bond Market Overview

California’s economic recovery continued at a modest pace during the 12-month period ended June 30, 2014, supported by growth in wages, consumer spending, building-permit issuance and construction activity. The state’s housing market was mixed during the period, as prices rose and sales volume fell, resulting largely from tight inventory combined with relatively higher mortgage rates and strict lending standards that reduced affordability. Although the state’s unemployment rate declined from 9.0% in June 2013 to an almost six-year low of 7.4% at period-end, it remained higher than the 6.1% national average.1 The public sector and most private sectors contributed to employment growth, with only the manufacturing and financial activities sectors losing jobs. A revision to the state’s employment statistics, which made it more consistent with national statistics, showed that by period-end the state had reclaimed nearly all the jobs lost during the past recession.

The state’s improved economic standing contributed to a better fiscal position. California ended fiscal year 2013 on June 30, 2013, with a lower-than-projected general fund cash deficit, which helped the state strengthen its liquidity and reduce borrowing needs for fiscal year 2014. With estimated recurring revenues sufficient to fund California’s constitutional and statutory funding obligations, the enacted fiscal year 2014 budget was structurally balanced. The governor and legislature’s agreement on a general fund spending level that was among the past 30 years’ lowest, as a percentage of state personal income, resulted in a projected operating surplus for fiscal year 2014. As of May, tax revenues for fiscal year 2014 exceeded expectations and more than offset the additional cost of the state’s Medi-Cal program. The governor’s revised budget proposal for fiscal year 2015 reflected a modest surplus, with higher revenues driven by personal income tax withholding, partnership income and dividend income. On the expenditure side, the proposal focused on reducing the state’s significant debt, tackling the backlog in deferred maintenance and contributing to the large, underfunded retirement systems for teachers and state employees. The budget proposal also included a higher spending forecast for health and human services as a result of increased Medi-Cal enrollment.

California’s net tax-supported debt was $2,465 per capita and 5.3% of personal income, compared with the $1,054 and 2.6% national medians.2 Independent credit rating agency Standard & Poor’s (S&P) assigned California’s general obligation bonds an A rating with a positive outlook.3 The rating reflected S&P’s view of the state’s diverse economy, innovative businesses, prominent colleges, commitment to matching recurring revenues and expenses while reducing budgetary debts, likelihood for timely budget enactments, and moderately high bonded debt. However, S&P noted that these strengths were somewhat offset by the state’s volatile revenue base, potential for structural budget imbalance when voter-approved tax increases fully expire in 2018, and sizable retirement benefit and budgetary liabilities. The positive outlook reflected S&P’s assessment of California’s better finances and improving general fund liquidity, as well as the potential for an enhanced rainy day fund requirement, pending voter approval in November.

For the 12 months ended June 30, 2014, the municipal bond market increased in value. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, posted a +6.14% total return for the period.4, 5 In comparison, the Barclays U.S. Treasury Index had a 12-month return of +2.04%.4, 5 During the same period, the Barclays Insured Municipal Bond Index produced a +7.63% total return and the Barclays 10-Year Municipal Bond Index delivered a +6.34% total return.4, 5

Municipal bond and Treasury markets suffered steep declines beginning in late May 2013 following comments by Federal Reserve Board (Fed) Chairman Ben Bernanke that the Fed could begin tapering its bond buying in the coming months. Fears of declining bond prices increased when minutes from the Fed’s July meeting included more discussion of tapering. Municipal bond mutual funds experienced persistent, large outflows that accelerated during August. Selling in the Treasury and municipal bond markets caused yields on longer term bonds to rise faster than yields on shorter maturity bonds in both markets, but the yield difference was more pronounced for municipal bonds. Because bond prices move in the opposite direction from yields, the yield changes led to two significant

1. Source: Bureau of Labor Statistics.
2. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.
3. This does not indicate S&P’s rating of the Fund.
4. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
5. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

franklintempleton.com Annual Report | 3

STATE UPDATE AND MUNICIPAL BOND MARKET OVERVIEW

developments during the sell-off — municipal bonds under-performed Treasury bonds, and longer term municipal bonds fared worse than shorter term municipal bonds. At its September meeting, the Fed decided to maintain its monthly level of bond purchases and wait for more evidence of sustained economic growth before tapering. Investors welcomed the news, and the municipal bond market posted positive returns for the month. At its December meeting, the Fed announced it would modestly reduce the pace of its bond buying program beginning in January 2014 while maintaining historically low interest rates. The municipal bond market showed little reaction to the news initially but took comfort in the specificity provided by the Fed’s announcement. This knowledge, combined with lower levels of new-issue municipal bond supply compared with the previous year, helped prices increase substantially during the first half of 2014.

Other factors contributed to municipal bond price volatility during the period under review. Several headline stories shook investor confidence in the municipal bond asset class. The City of Detroit, Michigan, filed for bankruptcy, the largest municipal bankruptcy filing in U.S. history. Independent credit rating agencies Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded Puerto Rico general obligation debt to below investment grade. The City of Chicago suffered a three-notch downgrade by Moody’s. In addition, reports from rating agencies and research organizations mentioned underfunded pensions that could affect the fiscal stability of several states and large municipalities. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout from such headlines during the reporting period was no exception. As Puerto Rico debt traded at higher yields than similarly rated taxable securities, nontraditional buyers entered the market. Despite the entrance of these new buyers, Puerto Rico bonds experienced particularly poor performance and highly volatile trading.

Near period-end, the governor of Puerto Rico enacted a law allowing public corporations, agencies and cities to seek bankruptcy protection if they became insolvent. The law sought to provide protection that is not available to public agencies, corporations and cities of Puerto Rico because they reside in a U.S. territory. The market’s reaction suggested that participants thought that with this law, a significant likelihood existed for at least one of Puerto Rico’s public corporations to file to restructure its debt. Puerto Rico bonds overall had a -7.86% total return for the reporting period, as measured by the Barclays Puerto Rico Municipal Bond Index.4, 5

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

4 | Annual Report

franklintempleton.com

Franklin California Insured Tax-Free Income Fund

We are pleased to bring you Franklin California Insured Tax-Free Income Fund’s annual report for the fiscal year ended June 30, 2014.

Your Fund’s Goal and Main Investments

Franklin California Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in insured municipal securities that pay interest free from such taxes.1, 2

Credit Quality Breakdown*
6/30/14
% of Total
Ratings	Long-Term Investments
AAA	3.88%
AA	75.85%
A	8.82%
BBB	7.02%
Refunded	2.25%
Not Rated	2.18%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest).
The Below Investment Grade category consists of bonds rated below BBB-. The
Refunded category generally consists of refunded bonds secured by U.S. govern-
ment or other high-quality securities. The Not Rated category consists of rateable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.33 on June 30, 2013, to $12.79 on June 30, 2014. The Fund’s Class A shares paid dividends totaling 52.42 cents per share for the same period.3 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.05%, based on an annualization of June’s 4.51 cent per share dividend and the maximum offering price of $13.36 on June 30, 2014. An investor in the 2014 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 8.24% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown. Please visit franklintempleton.com or call
(800) 342-5236 for most recent month-end performance.

Dividend Distributions*
7/1/13–6/30/14
	Dividend per Share (cents)
			Advisor
Month	Class A	Class C	Class
July	4.06	3.48	4.17
August	4.06	3.48	4.17
September	4.21	3.65	4.29
October	4.31	3.75	4.39
November	4.41	3.85	4.49
December	4.41	3.82	4.46
January	4.41	3.82	4.46
February	4.51	3.92	4.56
March	4.51	3.92	4.60
April	4.51	3.92	4.60
May	4.51	3.92	4.60
June	4.51	3.91	4.61
Total	52.42	45.44	53.40

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.
3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 25.

franklintempleton.com Annual Report | 5

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Breakdown
6/30/14
% of Total
Long-Term Investments*
General Obligation	30.0%
Transportation	19.5%
Hospital & Health Care	13.3%
Subject to Government Appropriations	12.1%
Tax-Supported	8.0%
Utilities	6.9%
Refunded	5.4%
Higher Education	2.9%
Housing	1.0%
Other Revenue	0.9%
*Does not include short-term investments and other net assets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which inter est rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/14	6/30/13		Change
A (FRCIX)	$12.79	$12.33	+$	0.46
C (FRCAX)	$12.96	$12.50	+$	0.46
Advisor (FZCAX)	$12.81	$12.35	+$	0.46

Distributions (7/1/13–6/30/14)
Dividend
Share Class	Income
A	$0.5242
C	$0.4544
Advisor	$0.5340

franklintempleton.com Annual Report | 7

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 6/30/14

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25%
maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[1]	Total Return[2]	Operating Expenses[3]
A			0.60%
1-Year	+8.22%	+3.60%
5-Year	+38.64%	+5.83%
10-Year	+61.56%	+4.46%
C			1.15%
1-Year	+7.51%	+6.51%
5-Year	+34.88%	+6.17%
10-Year	+52.95%	+4.34%
Advisor[4]			0.50%
1-Year	+8.29%	+8.29%
5-Year	+39.47%	+6.88%
10-Year	+62.63%	+4.98%

				Taxable Equivalent
		Taxable Equivalent	30-Day	30-Day
Share Class	Distribution Rate[5]	Distribution Rate[6]	Standardized Yield[7]	Standardized Yield[6]
A	4.05%	8.24%	2.90%	5.90%
C	3.62%	7.36%	2.48%	5.04%
Advisor	4.32%	8.79%	3.12%	6.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report franklintempleton.com

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

franklintempleton.com Annual Report | 9

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
4. Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+45.56% and +6.85%.
5. Distribution rate is based on an annualization of the respective class’s June dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
6/30/14.
6. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/14 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
7. The 30-day standardized yield for the 30 days ended 6/30/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
9. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

10 | Annual Report franklintempleton.com

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
A
Actual	$1,000	$1,080.70	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,021.82	$3.01
C
Actual	$1,000	$1,077.50	$5.98
Hypothetical (5% return before expenses)	$1,000	$1,019.04	$5.81
Advisor
Actual	$1,000	$1,081.00	$2.63
Hypothetical (5% return before expenses)	$1,000	$1,022.27	$2.56

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.60%; C: 1.16%; and Advisor: 0.51%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com Annual Report | 11

Franklin California Intermediate-Term Tax-Free Income Fund

We are pleased to bring you Franklin California Intermediate-Term Tax-Free Income Fund’s annual report for the fiscal year ended June 30, 2014.

Your Fund’s Goal and Main Investments

Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

Credit Quality Breakdown*
6/30/14
% of Total
Ratings	Long-Term Investments
AAA	8.98%
AA	56.69%
A	19.14%
BBB	10.11%
Below Investment Grade	1.11%
Refunded	1.13%
Not Rated	2.84%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the port-
folio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest).
The Below Investment Grade category consists of bonds rated below BBB-. The
Refunded category generally consists of refunded bonds secured by U.S. govern-
ment or other high-quality securities. The Not Rated category consists of rateable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.73 on June 30, 2013, to $12.02 on June 30, 2014. The Fund’s Class A shares paid dividends totaling 37.79 cents per share for the same period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.97%, based on an annualization of June’s 3.04 cent per share dividend and the maximum offering price of $12.30 on June 30, 2014. An investor in the 2014 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.04% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*
7/1/13–6/30/14
	Dividend per Share (cents)
			Advisor
Month	Class A	Class C	Class
July	3.08	2.53	3.17
August	3.08	2.53	3.17
September	3.13	2.62	3.21
October	3.23	2.72	3.31
November	3.23	2.72	3.31
December	3.23	2.70	3.32
January	3.23	2.70	3.32
February	3.23	2.70	3.32
March	3.23	2.68	3.33
April	3.04	2.49	3.14
May	3.04	2.49	3.14
June	3.04	2.50	3.14
Total	37.79	31.38	38.88

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 37.

12 | Annual Report

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Breakdown
6/30/14
% of Total
Long-Term Investments*
General Obligation	19.6%
Utilities	16.4%
Subject to Government Appropriations	15.9%
Tax-Supported	15.5%
Hospital & Health Care	9.4%
Transportation	8.7%
Higher Education	8.5%
Refunded	2.3%
Other Revenue	2.1%
Housing	1.6%
*Does not include short-term investments and other net assets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 3 to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, and may invest in municipal securities in any rating category. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com Annual Report | 13

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/14	6/30/13	Change
A (FKCIX)	$12.02	$11.73	+$0.29
C (FCCIX)	$12.06	$11.77	+$0.29
Advisor (FCRZX)	$12.04	$11.75	+$0.29

Distributions (7/1/13–6/30/14)
Dividend
Share Class	Income
A	$0.3779
C	$0.3138
Advisor	$0.3888

14 | Annual Report

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 6/30/14

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 2.25%
maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[1]	Total Return[2]	Operating Expenses[3]
A			0.63%
1-Year	+5.81%	+3.43%
5-Year	+32.30%	+5.28%
10-Year	+53.13%	+4.12%
C			1.18%
1-Year	+5.22%	+4.22%
5-Year	+28.83%	+5.20%
10-Year	+45.19%	+3.80%
Advisor[4]			0.53%
1-Year	+5.90%	+5.90%
5-Year	+33.12%	+5.89%
10-Year	+54.17%	+4.42%

				Taxable Equivalent
		Taxable Equivalent	30-Day	30-Day
Share Class	Distribution Rate[5]	Distribution Rate[6]	Standardized Yield[7]	Standardized Yield[6]
A	2.97%	6.04%	1.86%	3.78%
C	2.49%	5.06%	1.35%	2.75%
Advisor	3.13%	6.37%	2.01%	4.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com Annual Report | 15

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

16 | Annual Report franklintempleton.com

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse eco-
nomic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Investors should carefully consider a fund’s investment. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
4. Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+40.44% and +6.18%.
5. Distribution rate is based on an annualization of the respective class’s June dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
6/30/14.
6. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/14 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
7. The 30-day standardized yield for the 30 days ended 6/30/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: © 2014 Morningstar. The Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Barclays Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
9. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

franklintempleton.com Annual Report | 17

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
A
Actual	$1,000	$1,052.70	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
C
Actual	$1,000	$1,049.70	$6.00
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor
Actual	$1,000	$1,053.10	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

18 | Annual Report franklintempleton.com

Franklin California Tax-Exempt Money Fund

This annual report for Franklin California Tax-Exempt Money Fund covers the fiscal year ended June 30, 2014.

Your Fund’s Goal and Main Investments

Franklin California Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital and liquidity.1 The Fund’s portfolio invests at least 80% of its total assets in securities that pay interest free from such taxes. The Fund tries to maintain a stable $1.00 share price.

An investment in the Fund is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Overview

In an effort to promote continued economic recovery, the Federal Reserve Board (Fed) held short-term interest rates at a historically low level during the 12-month period under review, which affected money market portfolio yields. As a result, Franklin California Tax-Exempt Money Fund’s seven-day effective yield was unchanged at 0.00% from June 30, 2013, through June 30, 2014.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Portfolio Breakdown
6/30/14
% of Total
Investments
Variable Rate Notes	96.0%
Notes & Bonds	2.0%
Tax-Exempt Commercial Paper	2.0%

Investment Strategy

Under normal market conditions, we invest at least 80% of the Fund’s total assets in high-quality, short-term municipal securities whose interest is free from federal and California state personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Performance Summary[1]
Symbol: FCLXX
6/30/14
Seven-day effective yield[2]	0.00%
Seven-day annualized yield	0.00%
Seven-day annualized yield (without waiver)	-0.47%
Taxable equivalent yield[3]	0.00%
Total annual operating expenses[4]	0.53%

1. The Fund has a voluntary fee waiver that may be modified or discontinued at any time, and without further notice. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
There is no guarantee the Fund will be able to avoid a negative yield.
2. Seven-day effective yield assumes the compounding of daily dividends, if any.
3. Taxable equivalent yield assumes the published rates as of 6/20/14 for the maximum combined effective federal and California personal income tax rate of
50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
4. The figure is as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figure shown.
Annualized and effective yields are for the seven-day period ended 6/30/14.
The Fund’s average weighted life and average weighted maturity were each
12 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 47.

franklintempleton.com Annual Report | 19

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

Manager’s Discussion

During the period under review, short-term municipal bond yields remained relatively low as the Federal Open Market Committee kept rates unchanged, maintaining the federal funds target rate in a range of 0% to 0.25% and the discount rate at 0.75%. In addition, the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, a weekly index of variable rate securities, which make up a large portion of Franklin California Tax-Exempt Money Fund, also stayed relatively low. The SIFMA rate ranged from a high during the reporting period of 0.12% on April 23, 2014, to a low of 0.03% on February 26, 2014. SIFMA ended the period at 0.06%.2

During the period, variable rate demand note (VRDN) issuance was extremely low compared to recent years, and demand for well-structured VRDNs supported low rates. Franklin California Tax-Exempt Money Fund continued to be very selective in purchasing high-quality securities. In this environment, the Fund’s yield remained at 0.00% for the fiscal year.

During the review period, the Fund participated in several issues including Los Angeles County Tax and Revenue Anticipation Notes, Los Angeles Department of Water and Power VRDN and Sacramento Municipal Utility District VRDN.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The informa-
tion is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no repre-
sentation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. Source: SIFMA.

20 | Annual Report franklintempleton.com

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Actual	$1,000	$1,000.00	$0.25
Hypothetical (5% return before expenses)	$1,000	$1,024.55	$0.25

*Expenses are calculated using the most recent six-month annualized expense ratio, net of voluntary expense waivers, of 0.05%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com Annual Report | 21

FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Insured Tax-Free Income Fund
			Year Ended June 30,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.33	$12.72	$11.76	$12.07	$11.45
Income from investment operations[a]:
Net investment income[b]	0.54	0.50	0.54	0.55	0.55
Net realized and unrealized gains (losses)	0.44	(0.39)	0.96	(0.31)	0.62
Total from investment operations	0.98	0.11	1.50	0.24	1.17
Less distributions from net investment income	(0.52)	(0.50)	(0.54)	(0.55)	(0.55)
Net asset value, end of year	$12.79	$12.33	$12.72	$11.76	$12.07

Total return[c]	8.22%	0.71%	12.96%	2.08%	10.33%

Ratios to average net assets
Expenses	0.60%	0.60%	0.60%	0.61%	0.61%
Net investment income	4.38%	3.88%	4.34%	4.63%	4.60%

Supplemental data
Net assets, end of year (000’s)	$1,543,271	$1,777,179	$1,884,339	$1,715,495	$1,899,692
Portfolio turnover rate	12.17%	15.99%	11.93%	12.49%	14.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

22 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Insured Tax-Free Income Fund (continued)
			Year Ended June 30,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.50	$12.88	$11.90	$12.21	$11.57
Income from investment operations[a]:
Net investment income[b]	0.48	0.44	0.47	0.49	0.49
Net realized and unrealized gains (losses)	0.43	(0.40)	0.98	(0.32)	0.63
Total from investment operations	0.91	0.04	1.45	0.17	1.12
Less distributions from net investment income	(0.45)	(0.42)	(0.47)	(0.48)	(0.48)
Net asset value, end of year	$12.96	$12.50	$12.88	$11.90	$12.21

Total return[c]	7.51%	0.22%	12.35%	1.49%	9.79%

Ratios to average net assets
Expenses	1.16%	1.15%	1.15%	1.16%	1.16%
Net investment income	3.82%	3.33%	3.79%	4.08%	4.05%

Supplemental data
Net assets, end of year (000’s)	$201,878	$269,209	$283,985	$234,494	$252,630
Portfolio turnover rate	12.17%	15.99%	11.93%	12.49%	14.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 23

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Insured Tax-Free Income Fund (continued)
			Year Ended June 30,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.35	$12.74	$11.77	$12.08	$11.45
Income from investment operations[a]:
Net investment income[b]	0.55	0.52	0.55	0.56	0.56
Net realized and unrealized gains (losses)	0.44	(0.40)	0.97	(0.31)	0.63
Total from investment operations	0.99	0.12	1.52	0.25	1.19
Less distributions from net investment income	(0.53)	(0.51)	(0.55)	(0.56)	(0.56)
Net asset value, end of year	$12.81	$12.35	$12.74	$11.77	$12.08

Total return	8.29%	0.81%	13.14%	2.17%	10.52%

Ratios to average net assets
Expenses	0.51%	0.50%	0.50%	0.51%	0.51%
Net investment income	4.47%	3.98%	4.44%	4.73%	4.70%

Supplemental data
Net assets, end of year (000’s)	$46,439	$62,163	$56,993	$41,213	$10,960
Portfolio turnover rate	12.17%	15.99%	11.93%	12.49%	14.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

24 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2014

Franklin California Insured Tax-Free Income Fund
	Principal Amount	Value
Municipal Bonds 97.9%
California 97.9%
ABAG Finance Authority for Nonprofit Corps. California Health Facilities Revenue, Institute on
Aging, Series A, California Mortgage Insured, 5.65%, 8/15/38	$9,000,000	$9,635,670
ABAG Finance Authority for Nonprofit Corps. Revenue,
Casa de las Campanas Inc., California Mortgage Insured, 6.00%, 9/01/37	11,000,000	12,330,340
Channing House, California Mortgage Insured, 6.00%, 5/15/30	8,495,000	9,487,981
Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
Series A, AMBAC Insured,
5.25%, 10/01/21	64,660,000	69,683,435
5.45%, 10/01/25	25,000,000	26,767,000
Alhambra City Elementary School District GO, Capital Appreciation, Election of 1999, Series B,
NATL RE, FGIC Insured, zero cpn., 9/01/27	3,035,000	1,763,032
Alisal USD, GO, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn.,
8/01/32	3,355,000	1,435,906
8/01/33	3,610,000	1,457,790
2/01/34	3,345,000	1,306,524
Alvord USD, GO, Riverside County,
Election of 2007, Series A, AGMC Insured, 5.00%, 8/01/32	9,070,000	9,808,207
Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/42	14,690,000	15,694,796
Anaheim City School District GO, AGMC Insured, 6.25%, 8/01/40	7,500,000	8,813,700
Anaheim PFAR, Distribution System, second lien, NATL Insured, 5.00%, 10/01/29	5,000,000	5,038,550
Antioch USD, GO, Election of 2008, School Facilities Improvement No. 1-B, Assured Guaranty,
5.375%, 8/01/36	3,130,000	3,388,663
Atascadero USD, GO, Election of 2010, Series A, AGMC Insured, 5.00%, 8/01/40	6,235,000	6,568,697
Atwater PFA Wastewater Revenue, AGMC Insured, 6.125%, 5/01/45	4,620,000	5,016,719
Auburn PFA Wastewater Revenue, Assured Guaranty, 5.50%, 6/01/39	1,880,000	1,980,542
Auburn USD, COP, Refinancing Project, Assured Guaranty, 5.00%, 6/01/38	10,000,000	10,170,800
Bakersfield Wastewater Revenue, Series A, AGMC Insured, 5.00%, 9/15/32	10,430,000	11,340,748
Baldwin Park RDA Tax Allocation, Refunding, AGMC Insured, 5.70%, 9/01/25	4,000,000	4,007,640
Baldwin Park USD, GO,
Capital Appreciation, Election of 2006, AGMC Insured, zero cpn., 8/01/28	5,810,000	2,778,691
Los Angeles County, Election of 2006, Refunding, Build America Mutual Assurance, 5.00%,
8/01/43	5,000,000	5,314,700
Bay Area Toll Authority Toll Bridge Revenue, Series S-4, AGMC Insured, 5.125%, 4/01/48	20,000,000	21,737,600
Beaumont USD, GO, Election of 2008, Series C, AGMC Insured,
5.75%, 8/01/36	6,200,000	6,956,214
zero cpn., 8/01/40	11,000,000	3,003,770
Berkeley USD, GO, Election of 2010, Series B, AGMC Insured, 5.375%, 8/01/35	5,090,000	5,576,197
Buckeye USD, GO, Election of 2006, AGMC Insured, 5.00%, 8/01/32	10,705,000	10,942,758
California Educational Facilities Authority Revenue, Stanford University,
Refunding, Series U-3, 5.00%, 6/01/43	16,245,000	20,723,097
Series U-4, 5.00%, 6/01/43	9,775,000	12,469,576
California Health Facilities Financing Authority Revenue, Northern California Presbyterian
Homes and Services Inc., Refunding, 5.40%, 7/01/28	5,000,000	5,002,850
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges
Seismic Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	8,460,000	10,692,171
California Municipal Finance Authority Senior Living Revenue, Pilgrim Place in Claremont,
Series A, California Mortgage Insured,
5.875%, 5/15/29	2,895,000	3,144,723
6.125%, 5/15/39	5,830,000	6,236,934
California School Facilities Financing Authority Revenue, Azusa USD, Series A, AGMC Insured,
5.00%, 8/01/32	10,000,000	10,915,600

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Community College Financing Authority Lease Revenue,
College of the Sequoias and Kern Community College District, AGMC Insured, 5.00%,
6/01/30	$880,000	$880,818
College of the Sequoias and Kern Community College District, AGMC Insured, 5.125%,
6/01/35	2,330,000	2,441,491
Grossmont-Cuyamaca Palomar and Shasta-Tehama-Trinity Joint Community College District,
Series A, NATL Insured, 5.125%, 4/01/31	1,250,000	1,308,588
California State Department of Water Resources Water System Revenue, Central Valley Project,
Series AC, NATL Insured, Pre-Refunded, 5.00%, 12/01/26	40,000	40,814
Series AD, AGMC Insured, Pre-Refunded, 5.00%, 12/01/26	25,000	26,123
California State GO,
NATL Insured, 6.00%, 8/01/16	210,000	211,031
NATL Insured, 6.00%, 10/01/21	65,000	65,940
Various Purpose, FGIC Insured, 5.375%, 6/01/26	1,335,000	1,364,584
California State Health Facilities Financing Authority Revenue,
Children’s Hospital Los Angeles, Refunding, Series A, AGMC Insured, 5.25%, 7/01/38	7,000,000	7,374,570
Community Development Program for Persons with Developmental Disabilities, Series A,
California Mortgage Insured, 6.25%, 2/01/26	5,000,000	5,914,250
Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25	845,000	847,636
Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32	2,000,000	2,000,960
Sutter Health, Series A, BHAC Insured, 5.00%, 11/15/42	15,000,000	15,714,900
California State Public School District Financing Authority Lease Revenue, Southern Kern USD,
Series B, AGMC Insured, ETM, 5.90%, 9/01/26	1,615,000	2,031,767
California State Public Works Board Lease Revenue, Department of Mental Health Hospital,
Series A, AMBAC Insured, 5.00%,
12/01/21	4,100,000	4,112,792
12/01/26	5,675,000	5,691,117
California State University Revenue, Systemwide, Series A, AGMC Insured, 5.00%, 11/01/33	5,000,000	5,482,150
California Statewide CDA,
COP, NATL Insured, 5.00%, 4/01/18	2,440,000	2,444,587
COP, Refunding, California Mortgage Insured, 5.75%, 8/01/21	3,685,000	3,690,527
MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 5.10%, 7/20/50	10,000,000	10,237,400
MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA Insured, 5.80%,
8/01/33	2,785,000	2,788,231
California Statewide CDA Revenue,
Adventist Health System/West, Series B, Assured Guaranty, 5.00%, 3/01/37	17,000,000	17,774,180
Catholic Healthcare West, Series K, Assured Guaranty, 5.50%, 7/01/41	17,000,000	18,411,340
Enloe Medical Center, Series B, California Mortgage Insured, 6.25%, 8/15/28	17,215,000	19,870,758
Henry Mayo Newhall Memorial, Refunding, Series A, Assured Guaranty, 5.25%, 10/01/43	3,000,000	3,278,160
Henry Mayo Newhall Memorial, Series B, AMBAC Insured, Pre-Refunded, 5.05%,
10/01/28	7,825,000	9,159,945
Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38	17,765,000	21,018,304
Poway RHF Housing Inc., Series A, California Mortgage Insured, 5.25%, 11/15/35	2,000,000	2,211,720
The Redwoods Project, Refunding, California Mortgage Insured, 5.125%, 11/15/35	2,000,000	2,180,760
The Redwoods Project, Refunding, California Mortgage Insured, 5.375%, 11/15/44	7,250,000	7,880,315
Refunding, Series A, California Mortgage Insured, 5.00%, 8/01/21	1,095,000	1,098,329
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	20,000,000	21,004,800
Sutter Health, Series C, AGMC Insured, 5.05%, 8/15/38	15,000,000	16,026,000
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/32	2,585,000	2,591,928

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Carlsbad USD, COP, Series A, Assured Guaranty, 5.00%,
10/01/34	$14,000,000	$15,535,240
10/01/41	3,880,000	4,173,755
Castaic USD, COP, Refunding, AGMC Insured, 5.125%, 9/01/33	1,000,000	1,050,810
Castro Valley USD, COP, Solar Projects, AGMC Insured, 5.00%, 9/01/32	2,620,000	2,718,774
Centinela Valley UHSD, GO, County of Los Angeles, Election of 2010, Series B, AGMC Insured,
5.00%, 8/01/50	3,850,000	4,102,444
Central USD, GO, Election of 2008, Series A, Assured Guaranty,
5.50%, 8/01/29	3,000,000	3,386,910
5.625%, 8/01/33	3,500,000	3,943,695
Chico PFAR, Merged Redevelopment Project Area, NATL Insured, 5.125%, 4/01/24	2,790,000	2,792,092
Coachella Valley USD, GO, Capital Appreciation, Election of 2005, Series C, AGMC Insured,
zero cpn.,
8/01/36	8,000,000	2,735,600
8/01/37	8,000,000	2,582,480
8/01/40	7,500,000	2,053,200
8/01/43	10,000,000	2,338,600
College of the Sequoias Tulare Area ID No. 3 GO, Election of 2008, Series A, Assured Guaranty,
5.50%, 8/01/33	5,000,000	5,346,150
College of the Sequoias Visalia Area ID No. 2 GO, Election of 2008,
Series A, Assured Guaranty, 5.50%, 8/01/33	5,750,000	6,247,145
Series B, AGMC Insured, 5.00%, 8/01/39	3,000,000	3,143,850
Colton Joint USD, GO,
Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/42	16,365,000	4,112,361
San Bernardino and Riverside Counties, Election of 2008, Series A, Assured Guaranty,
5.375%, 8/01/34	10,665,000	11,749,204
Corona-Norco USD, GO,
Capital Appreciation, Refunding, Series B, AGMC Insured, zero cpn., 3/01/25	1,400,000	964,082
Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/23	2,320,000	1,722,066
Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/24	2,620,000	1,856,322
Capital Appreciation, Series C, NATL RE, FGIC Insured, zero cpn., 9/01/25	4,655,000	3,129,324
Capital Appreciation, Series C, NATL RE, FGIC Insured, zero cpn., 9/01/26	6,080,000	3,878,979
Election of 2006, Series B, Assured Guaranty, 5.375%, 2/01/34	12,000,000	13,458,120
Election of 2006, Series C, AGMC Insured, 5.50%, 8/01/39	7,500,000	8,399,325
Coronado CDA Tax Allocation, Community Development Project, NATL Insured, 5.375%,
9/01/26	2,700,000	2,706,048
Covina PFA Wastewater Revenue, Assured Guaranty, 5.375%, 10/01/29	6,550,000	7,232,444
Covina PFA Water Revenue, AGMC Insured, 5.50%, 10/01/40	3,500,000	3,781,330
Delano USD, COP, Refinancing Project, NATL Insured, 5.125%, 1/01/22	1,620,000	1,824,039
Desert Sands USD, COP, Financing Project, AGMC Insured, 5.75%, 3/01/24	10,000,000	11,355,100
El Monte UHSD, GO, Election of 2008, Series A, Assured Guaranty, 5.50%, 6/01/34	11,355,000	12,708,062
Elsinore Valley Municipal Water District COP, Refunding, Series A, BHAC Insured, 5.00%,
7/01/29	7,245,000	8,007,898
Escondido UHSD, COP, AGMC Insured, 5.00%,
6/01/33	3,500,000	3,624,705
6/01/37	2,500,000	2,574,600
Fairfax Elementary School District GO, Election of 2010, AGMC Insured, 5.75%, 11/01/40	2,250,000	2,490,300
Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
NATL Insured, 5.00%, 3/01/33	5,000,000	5,004,450

franklintempleton.com Annual Report | 27

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Fontana USD, GO, Series A, AGMC Insured,
5.25%, 8/01/28	$275,000	$276,100
Pre-Refunded, 5.25%, 8/01/27	6,435,000	6,460,740
Pre-Refunded, 5.25%, 8/01/28	6,725,000	6,751,900
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24,
5.50% thereafter, 1/15/31	35,000,000	23,361,450
Refunding, Series A, AGMC Insured, 5.00%, 1/15/42	10,000,000	10,704,100
Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.625% thereafter, 1/15/32	37,260,000	24,559,184
senior lien, Refunding, Series A, NATL Insured, 5.00%, 1/01/35	66,735,000	67,008,613
Fort Bragg USD, GO, Election of 2008, AGMC Insured, 5.125%, 8/01/41	4,380,000	4,587,437
Fowler USD, GO,
Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/41	3,095,000	789,380
Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/42	3,005,000	726,729
Election of 2004, Series C, AGMC Insured, 5.25%, 8/01/39	3,555,000	3,814,337
Franklin-McKinley School District GO, Santa Clara County,
Election of 2004, Series A, FGIC Insured, Pre-Refunded, 5.00%, 8/01/29	5,280,000	5,557,411
Election of 2010, Series C, Build America Mutual Assurance, 5.00%, 8/01/44	5,000,000	5,310,800
Fresno USD, GO, Refunding, Series C, NATL Insured, 5.90%,
2/01/20	2,065,000	2,472,342
8/01/22	3,000,000	3,422,910
Fullerton School District Financing Authority Special Tax Revenue, senior lien, Refunding,
Series A, AGMC Insured, 5.00%, 9/01/31	2,500,000	2,654,575
Fullerton School District GO, Capital Appreciation, Series A, NATL RE, FGIC Insured, zero cpn.,
8/01/23	3,030,000	2,243,109
Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, NATL Insured, 5.00%,
9/01/24	5,000,000	5,000,450
Grossmont UHSD, GO,
Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/24	5,110,000	3,594,987
Election of 2008, Series A, AGMC Insured, 5.00%, 8/01/33	1,440,000	1,594,699
Election of 2008, Series A, AGMC Insured, 5.25%, 8/01/33	7,510,000	8,481,343
Hawthorne School District GO, Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/34	1,000,000	1,074,500
Hayward USD, GO, Capital Appreciation, Election of 2008, Series A, AGMC Insured, zero cpn.,
8/01/38	9,875,000	2,098,536
Hollister RDA Tax Allocation, Community Development Project, Refunding, AMBAC Insured,
5.125%, 10/01/32	19,815,000	19,816,387
Huntington Beach UHSD, COP, Adult Education Project, AGMC Insured, 5.25%, 9/01/39	2,000,000	2,145,360
Indian Wells Valley Water District COP, Refunding, Assured Guaranty,
5.125%, 10/01/32	1,690,000	1,911,238
5.25%, 10/01/39	7,590,000	8,418,980
Jefferson UHSD San Mateo County GO, Refunding, Series A, NATL Insured, 6.45%,
8/01/25	3,045,000	3,763,955
8/01/29	3,075,000	3,910,846
Jurupa Community Services District Special Tax, CFD No. 2, Series A, NATL Insured, 5.00%,
9/01/32	7,000,000	6,933,640
Jurupa PFA Special Tax Revenue,
Refunding, Series A, AGMC Insured, 5.25%, 9/01/42	3,250,000	3,451,207
Series A, AGMC Insured, 5.125%, 9/01/37	4,000,000	4,238,160
Jurupa PFAR, superior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/30	4,000,000	4,256,760

28 | Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Kern High School District GO, AGMC Insured, ETM, 6.625%,
8/01/14	$1,535,000	$1,542,782
8/01/15	1,400,000	1,498,056
La Habra COP, Refunding, Series A, AGMC Insured, 5.25%, 9/01/40	7,900,000	8,398,648
La Mirada RDA Tax Allocation, Merged Project Area, Refunding, Series A, AGMC Insured,
5.00%, 8/15/28	1,855,000	1,995,312
Lake Elsinore USD, COP, School Facilities Project Funding Program, AGMC Insured, 5.00%,
6/01/42	10,000,000	10,324,700
Lake Tahoe USD, GO, Election of 2008, AGMC Insured, 5.375%, 8/01/29	10,000,000	11,006,700
Lakeside USD San Diego County GO, Capital Appreciation, Election of 2008, Series B,
zero cpn., 8/01/45	11,540,000	2,555,764
Lancaster School District GO, Capital Appreciation, Election of 1999, NATL Insured, zero cpn.,
8/01/25	5,495,000	3,467,345
7/01/26	5,965,000	3,568,323
Lawndale RDA Tax Allocation, Economic Revitalization Project, Assured Guaranty, 5.50%,
8/01/44	6,085,000	6,406,166
Lemon Grove School District GO, Election of 2008, Series A, Assured Guaranty, 5.125%,
8/01/33	2,100,000	2,228,331
Live Oak School District COP, Assured Guaranty,
5.50%, 8/01/29	1,245,000	1,358,071
5.875%, 8/01/34	2,270,000	2,489,963
5.875%, 8/01/39	2,750,000	2,986,032
Lodi Electric System Revenue COP, Series A, Assured Guaranty, 5.00%, 7/01/32	18,960,000	19,838,796
Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach Redevelopment
Projects, Series A, AMBAC Insured, 5.00%,
8/01/25	7,015,000	7,014,439
8/01/31	3,135,000	3,016,403
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior,
Series D, 5.00%, 5/15/40	30,000,000	32,866,500
Los Angeles Mortgage Revenue, Refunding, Series I, NATL Insured, 6.50%, 7/01/22	520,000	520,452
Los Angeles USD, GO,
Election of 2004, Series H, AGMC Insured, 5.00%, 7/01/27	5,000,000	5,571,300
Election of 2004, Series H, AGMC Insured, 5.00%, 7/01/28	5,000,000	5,558,750
Election of 2005, Series E, AGMC Insured, 5.00%, 7/01/27	5,800,000	6,462,708
Marin Municipal Water District COP, Financing Project, AMBAC Insured, Pre-Refunded, 5.00%,
7/01/29	1,200,000	1,200,000
McFarland PFAR, Water and Wastewater Financing Projects, Series A, Assured Guaranty,
5.00%, 10/01/40	5,115,000	5,246,916
Mendocino-Lake Community College District GO, Election of 2006, Series B, AGMC Insured,
5.125%, 8/01/41	7,500,000	8,001,075
Montebello CRDA Tax Allocation, Montebello Hills Redevelopment Project, Refunding,
NATL Insured, 5.60%, 3/01/19	2,460,000	2,466,642
Montebello USD, GO, Election of 2004, AGMC Insured, 5.00%, 8/01/33	2,700,000	2,948,022
Monterey Peninsula USD, GO, Election of 2010, Series A, AGMC Insured, 5.75%, 8/01/41	17,500,000	19,949,125
Moorpark USD,
COP, Refunding, Assured Guaranty, 5.625%, 11/01/28	2,180,000	2,310,778
GO, Election of 2008, Capital Appreciation, Series A, Assured Guaranty, zero cpn.,
8/01/32	5,870,000	2,516,763
Moreno Valley USD, GO, Election of 2004, Series A, AGMC Insured, Pre-Refunded, 5.00%,
8/01/26	4,000,000	4,015,240

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%,
7/01/23	$3,200,000	$4,145,696
Oak View USD, GO, AGMC Insured, 5.00%, 8/01/49	1,895,000	1,960,093
Oceanside USD, GO, Capital Appreciation, Election of 2008,
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/33	5,000,000	5,351,250
Series B, AGMC Insured, zero cpn., 8/01/38	10,590,000	3,164,610
Series B, AGMC Insured, zero cpn., 8/01/39	7,860,000	2,217,542
Paramount USD, GO,
County of Los Angeles, Election of 2006, Build America Mutual Assurance, 5.00%,
8/01/48	2,450,000	2,590,900
Los Angeles County, Election of 2006, AGMC Insured, 5.00%, 8/01/46	11,270,000	11,830,795
Patterson Joint USD, GO, Capital Appreciation, Series A, NATL RE, FGIC Insured, zero cpn.,
8/01/22	1,900,000	1,365,663
8/01/23	1,985,000	1,346,664
8/01/24	2,075,000	1,327,710
8/01/25	2,170,000	1,305,515
8/01/26	2,265,000	1,286,294
Peralta Community College District GO,
Election of 2000, Series B, NATL Insured, 5.25%, 8/01/32	8,450,000	8,478,307
Election of 2006, Series B, AGMC Insured, 5.00%, 8/01/24	6,000,000	6,619,740
Perris CFD No. 93-1 Special Tax, Series A, AMBAC Insured, 5.125%, 8/15/23	3,610,000	3,613,141
Perris School District COP, School Facility Bridge Funding Program, AGMC Insured, 5.50%,
9/01/34	4,000,000	4,396,520
Perris UHSD, GO, Election of 2012, Series A, AGMC Insured, 5.00%, 9/01/42	5,000,000	5,400,000
Pittsburg USD Financing Authority Revenue, Board Program, AGMC Insured, 5.50%, 9/01/46	9,980,000	11,080,594
Pleasanton USD, COP, Refunding, AGMC Insured, 5.00%, 8/01/29	4,000,000	4,242,600
Pomona USD, GO, Election of 2008,
Series A, Assured Guaranty, 5.25%, 8/01/33	5,675,000	6,149,657
Series C, AGMC Insured, 5.25%, 8/01/40	16,000,000	17,160,640
Poway RDA Tax Allocation, Paguay Redevelopment Project,
AMBAC Insured, 5.00%, 12/15/25	9,195,000	9,199,506
Refunding, NATL Insured, 5.75%, 6/15/33	2,225,000	2,225,334
Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project, Refunding,
AGMC Insured, 5.25%, 9/01/20	2,500,000	2,505,625
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding,
Assured Guaranty, 5.875%, 8/01/37	24,000,000	27,275,280
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C,
zero cpn., 8/01/35	10,000,000	3,702,400
Ripon USD, GO, Election of 2012, Refunding, Series A, Build America Mutual Assurance,
zero cpn. to 8/01/18, 5.00% thereafter, 8/01/42	3,020,000	2,442,848
Riverside Electric Revenue, Issue D, AGMC Insured, 5.00%, 10/01/38	5,310,000	5,662,372
Rohnert Park Community Development Commission Tax Allocation Revenue, Redevelopment
Project, Series R, NATL RE, FGIC Insured,
5.00%, 8/01/37	3,620,000	3,630,100
Pre-Refunded, 5.00%, 8/01/37	1,380,000	1,487,516
Sacramento Area Flood Control Agency Special Assessment,
Consolidated, Capital AD, Refunding, Series A, Assured Guaranty, 5.00%, 10/01/32	5,000,000	5,390,250
Subordinate, Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16	430,000	431,643
Sacramento County Airport System Revenue, Senior, Series B, Assured Guaranty, 5.50%,
7/01/34	16,320,000	17,729,722

30 | Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Salida Area Public Facilities Financing Agency No. 88 Special Tax, Refunding, AGMC Insured,
5.00%, 9/01/30	$5,435,000	$5,656,857
San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn.,
5/01/22	28,405,000	19,204,052
San Francisco Community College District GO, Series A, NATL RE, FGIC Insured, 5.00%,
6/15/26	6,000,000	6,018,180
San Gabriel USD, GO, Capital Appreciation, Series A, AGMC Insured, zero cpn.,
8/01/26	3,530,000	2,187,929
2/01/27	1,850,000	1,111,758
San Jacinto USD, COP, Refunding, AGMC Insured, 5.125%, 9/01/30	4,375,000	4,626,475
San Joaquin Delta Community College District GO, Election of 2004,
Capital Appreciation, Series B, AGMC Insured, zero cpn., 8/01/31	10,475,000	4,219,749
Capital Appreciation, Series B, AGMC Insured, zero cpn., 8/01/32	15,185,000	5,749,345
Series A, AGMC Insured, 5.00%, 8/01/29	520,000	544,019
Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/29	4,530,000	4,768,006
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	13,155,000	7,268,927
Refunding, Series A, NATL Insured, 5.375%, 1/15/29	18,075,000	18,082,591
Refunding, Series A, NATL Insured, 5.25%, 1/15/30	12,860,000	12,862,958
senior lien, NATL Insured, 5.00%, 1/01/33	10,035,000	9,786,734
San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33	3,410,000	3,412,796
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured,
5.00%, 8/01/31	15,470,000	15,689,519
San Juan USD, GO, Election of 2002, BHAC Insured, Pre-Refunded, 5.00%, 8/01/31	5,000,000	5,262,700
San Marcos School Financing Authority Lease Revenue, AGMC Insured, 5.00%, 8/15/40	15,635,000	16,217,404
San Marino USD, GO, Election of 2000, Series A, NATL Insured, zero cpn., 7/01/25	6,080,000	4,192,342
San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, Pre-Refunded, 5.25%,
8/01/30	5,790,000	5,813,160
Sanger Financing Authority Wastewater Revenue, Fresno County, Subordinate, AGMC Insured,
5.00%,
6/15/35	2,360,000	2,490,579
6/15/43	3,225,000	3,383,831
Sanger Financing Authority Water Revenue, Fresno County, AGMC Insured, 5.00%, 6/15/43	2,930,000	3,074,302
Santa Ana USD, COP, Capital Appreciation, Financing Project, AGMC Insured, zero cpn.,
4/01/24	14,245,000	10,168,081
Santa Clara County Financing Authority Revenue, El Camino Hospital, Series B,
AMBAC Insured, 5.125%, 2/01/41	11,545,000	12,008,878
Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
AMBAC Insured, 6.00%, 7/02/15	745,000	762,724
Santee School District GO, Election of 2006,
Series A, AGMC Insured, 5.00%, 8/01/31	6,845,000	7,331,953
Series B, Assured Guaranty, 5.00%, 8/01/38	1,000,000	1,063,160
Series B, Assured Guaranty, 5.00%, 8/01/48	5,250,000	5,483,730
Saugus/Hart School Facilities Financing Authority Lease Revenue, Series A, AGMC Insured,
5.00%,
9/01/35	2,000,000	2,110,380
9/01/40	1,500,000	1,566,945
Snowline Joint USD, COP, Refinancing Project, Refunding, Assured Guaranty, 5.00%,
9/01/34	13,390,000	14,168,093
Sonoma CDA Tax Allocation, Redevelopment Project, Refunding, Assured Guaranty, 5.00%,
12/01/30	2,095,000	2,336,365

franklintempleton.com Annual Report | 31

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Southern California Water Replenishment District Revenue COP, 5.00%, 8/01/41	$10,000,000	$10,566,600
Southern Mono Health Care District GO, Election of 2001, Series A, NATL Insured, zero cpn.,
8/01/28	2,340,000	1,126,640
8/01/29	2,440,000	1,097,463
8/01/30	2,550,000	1,080,945
8/01/31	2,660,000	1,056,605
Stanislaus USD, GO, Election of 2008,
Series A, Assured Guaranty, 5.625%, 8/01/33	4,140,000	4,578,343
Series B, Assured Guaranty, 5.125%, 8/01/41	3,400,000	3,601,416
Stockton Revenue COP, Wastewater System Project, Refunding, Series A, NATL Insured,
5.00%, 9/01/23	6,500,000	6,503,315
Sulphur Springs USD, COP, Capital Appreciation, AGMC Insured, zero cpn. to 12/01/15,
6.50% thereafter, 12/01/37	15,000,000	16,033,200
Truckee PFA Tax Allocation Revenue, Truckee Redevelopment Project Loan, Series A,
AGMC Insured,
5.00%, 9/01/30	1,255,000	1,358,462
5.375%, 9/01/37	5,000,000	5,374,700
Tulare County Board of Education COP, Capital Improvement Projects, Build America Mutual
Assurance,
5.375%, 5/01/33	3,185,000	3,434,099
5.50%, 5/01/38	8,305,000	8,903,957
Tustin CRDA Tax Allocation, Housing, AGMC Insured,
5.00%, 9/01/30	2,125,000	2,269,819
5.25%, 9/01/39	3,250,000	3,427,970
Union Elementary School District GO, Capital Appreciation,
Series A, NATL RE, FGIC Insured, zero cpn., 9/01/24	2,000,000	1,417,040
Series B, NATL RE, FGIC Insured, zero cpn., 9/01/25	5,500,000	3,657,060
Series B, NATL RE, FGIC Insured, zero cpn., 9/01/26	5,850,000	3,670,407
University of California Revenues, Limited Project, Series D, NATL RE, FGIC Insured, 5.00%,
5/15/37	6,460,000	6,921,179
Val Verde USD,
COP, Refunding, Series A, Assured Guaranty, 5.125%, 3/01/36	7,020,000	7,234,952
GO, Election of 2008, Refunding, Series B, AGMC Insured, zero cpn., 8/01/34	1,000,000	715,400
Vista USD, GO, Capital Appreciation, Series A, AGMC Insured, zero cpn.,
8/01/26	7,150,000	4,410,692
2/01/27	4,795,000	2,878,007
Washington Township Health Care District Revenue, Refunding,
5.00%, 7/01/18	2,000,000	2,003,700
5.125%, 7/01/23	450,000	450,572
Weaver USD, GO, Election of 2006, Series C, AMBAC Insured, zero cpn., 8/01/47	18,685,000	2,874,314
West Contra Costa USD, GO, Contra Costa County,
Election of 2005, Series A, AGMC Insured, 5.00%, 8/01/35	20,000,000	20,273,200
Refunding, Assured Guaranty, 5.25%, 8/01/29	2,500,000	2,803,075
West Hills Community College District School Facilities ID No. 3 GO, Election of 2008, Series B,
AGMC Insured, 6.50%, 8/01/41	4,000,000	4,661,880
West Kern Community College District COP, AMBAC Insured, 5.375%, 11/01/28	5,615,000	6,014,563
Western Placer USD, COP, Refinancing Project, AGMC Insured, 5.20%, 11/01/41	1,000,000	1,064,400
Western Riverside County Water and Wastewater Finance Authority Revenue, Western Municipal
Water District Improvement, Assured Guaranty,
5.50%, 9/01/34	1,750,000	1,872,903
5.625%, 9/01/39	2,500,000	2,624,575

32 | Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Wiseburn School District GO, Election of 2010,
Series A, AGMC Insured, 5.75%, 8/01/40	$9,215,000	$10,229,203
Series B, AGMC Insured, 5.625%, 5/01/41	10,000,000	11,018,600
Woodside Elementary School District GO, Election of 2005, NATL Insured, Pre-Refunded,
5.00%, 10/01/29	4,435,000	4,904,090
Yosemite Community College District GO, Election of 2004, Series C, AGMC Insured, 5.00%,
8/01/32	5,000,000	5,489,800
Total Municipal Bonds (Cost $1,594,858,477) 97.9%		1,754,764,402
Other Assets, less Liabilities 2.1%		36,822,773
Net Assets 100.0%		$1,791,587,175

See Abbreviations on page 62.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 33

FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Intermediate-Term Tax-Free Income Fund
			Year Ended June 30,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.73	$12.04	$11.30	$11.42	$10.87
Income from investment operations[a]:
Net investment income[b]	0.39	0.38	0.43	0.45	0.45
Net realized and unrealized gains (losses)	0.28	(0.31)	0.74	(0.13)	0.55
Total from investment operations	0.67	0.07	1.17	0.32	1.00
Less distributions from net investment income	(0.38)	(0.38)	(0.43)	(0.44)	(0.45)
Net asset value, end of year	$12.02	$11.73	$12.04	$11.30	$11.42

Total return[c]	5.81%	0.55%	10.53%	2.88%	9.36%

Ratios to average net assets
Expenses	0.63%	0.63%	0.64%	0.64%	0.66%
Net investment income	3.28%	3.14%	3.63%	3.93%	3.95%

Supplemental data
Net assets, end of year (000’s)	$853,496	$785,196	$741,604	$589,818	$669,838
Portfolio turnover rate	15.62%	6.01%	9.95%	9.42%	12.40%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

34 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN CALIFORNIA TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
			Year Ended June 30,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.77	$12.08	$11.33	$11.45	$10.89
Income from investment operations[a]:
Net investment income[b]	0.32	0.32	0.36	0.38	0.38
Net realized and unrealized gains (losses)	0.28	(0.31)	0.76	(0.12)	0.57
Total from investment operations	0.60	0.01	1.12	0.26	0.95
Less distributions from net investment income	(0.31)	(0.32)	(0.37)	(0.38)	(0.39)
Net asset value, end of year	$12.06	$11.77	$12.08	$11.33	$11.45

Total return[c]	5.22%	(0.01)%	9.89%	2.40%	8.83%

Ratios to average net assets
Expenses	1.18%	1.18%	1.19%	1.19%	1.21%
Net investment income	2.73%	2.59%	3.08%	3.38%	3.40%

Supplemental data
Net assets, end of year (000’s)	$219,197	$197,263	$173,557	$128,554	$111,795
Portfolio turnover rate	15.62%	6.01%	9.95%	9.42%	12.40%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 35

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
			Year Ended June 30,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.75	$12.07	$11.32	$11.44	$10.87
Income from investment operations[a]:
Net investment income[b]	0.40	0.40	0.44	0.46	0.46
Net realized and unrealized gains (losses)	0.28	(0.32)	0.75	(0.13)	0.58
Total from investment operations	0.68	0.08	1.19	0.33	1.04
Less distributions from net investment income	(0.39)	(0.40)	(0.44)	(0.45)	(0.47)
Net asset value, end of year	$12.04	$11.75	$12.07	$11.32	$11.44

Total return	5.90%	0.56%	10.71%	2.98%	9.65%

Ratios to average net assets
Expenses	0.53%	0.53%	0.54%	0.54%	0.56%
Net investment income	3.38%	3.24%	3.73%	4.03%	4.05%

Supplemental data
Net assets, end of year (000’s)	$252,663	$218,524	$160,565	$95,447	$36,322
Portfolio turnover rate	15.62%	6.01%	9.95%	9.42%	12.40%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

36 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2014

Franklin California Intermediate-Term Tax-Free Income Fund
	Principal Amount	Value
Municipal Bonds 95.3%
California 91.4%
ABAG Finance Authority for Nonprofit Corps. Insured Senior Living Revenue, Odd Fellows Home
of California, Refunding, Series A, California Mortgage Insured, 5.00%,
4/01/23	$1,000,000	$1,179,740
4/01/24	1,000,000	1,167,010
ABAG Finance Authority for Nonprofit Corps. Revenue,
Channing House, California Mortgage Insured, 5.00%, 5/15/20	2,000,000	2,238,760
Episcopal Senior Communities, Refunding, 5.25%, 7/01/22	6,520,000	7,329,980
Jackson Laboratory, Refunding, 5.00%, 7/01/21	1,000,000	1,161,600
Jackson Laboratory, Refunding, 5.00%, 7/01/22	820,000	958,006
Jackson Laboratory, Refunding, 5.00%, 7/01/23	460,000	530,969
Jackson Laboratory, Refunding, 5.00%, 7/01/24	1,000,000	1,148,880
ABAG Revenue, SABR, Refunding, Series A-E, 5.40%, 9/15/14	140,000	140,752
Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
Series A, AMBAC Insured, zero cpn., 10/01/17	10,000,000	9,386,800
Antelope Valley Community College District GO, Refunding, Series A, 5.00%, 8/01/25	4,210,000	5,042,822
Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, AGMC Insured, zero cpn.,
8/01/22	4,065,000	2,880,256
Baldwin Park USD, GO, Capital Appreciation, Election of 2006, AGMC Insured, zero cpn.,
8/01/24	5,265,000	3,279,621
Banning Utility Authority Water Enterprise Revenue, Refunding and Improvement Projects,
NATL RE, FGIC Insured, 5.00%, 11/01/21	1,080,000	1,178,615
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
Refunding, Series F-1, 5.00%, 4/01/22	15,000,000	18,369,900
Series F, Pre-Refunded, 5.00%, 4/01/24	3,000,000	3,250,620
Bonita Canyon Public Facilities Financing Authority Special Tax, CFD No. 98-1, Refunding,
5.00%,
9/01/26	1,000,000	1,030,730
9/01/28	2,000,000	2,061,300
Burbank USD, GO, Capital Appreciation, Election of 1997, Series C, NATL RE, FGIC Insured,
zero cpn.,
8/01/15	4,600,000	4,550,320
8/01/16	4,670,000	4,553,437
California Community College Financing Authority Lease Revenue, Coast Community College
District, Series A, Pre-Refunded, 5.00%, 6/01/26	1,220,000	1,475,261
California Infrastructure and Economic Development Bank Revenue, Broad Museum Project,
Series A, 5.00%, 6/01/21	5,000,000	6,064,250
California State Department of Water Resources Central Valley Project Water System Revenue,
Refunding, Series AM, 5.00%, 12/01/24	8,495,000	10,325,757
Series AM, 5.00%, 12/01/23	10,000,000	12,281,600
Series AM, 5.00%, 12/01/25	5,000,000	6,019,450
California State Department of Water Resources Power Supply Revenue,
Refunding, Series H, 5.00%, 5/01/22	7,400,000	8,478,772
Refunding, Series H, AGMC Insured, 5.00%, 5/01/22	5,000,000	5,728,900
Refunding, Series L, 5.00%, 5/01/22	12,000,000	14,188,080
Refunding, Series N, 5.00%, 5/01/21	10,845,000	13,127,113
Series H, AGMC Insured, 5.00%, 5/01/17	10,420,000	11,734,900
California State Department of Water Resources Water System Revenue, Central Valley Project,
Refunding, Series AE, 5.00%, 12/01/26	5,000,000	5,723,750
California State Economic Recovery GO, Series A,
5.00%, 7/01/15	6,115,000	6,138,420
Pre-Refunded, 5.00%, 7/01/15	4,555,000	4,555,000

franklintempleton.com Annual Report | 37

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Educational Facilities Authority Revenue,
Chapman University, Refunding, 5.00%, 4/01/25	$5,000,000	$5,554,650
Stanford University, Refunding, Series U-5, 5.00%, 5/01/21	40,000,000	48,733,600
University of San Francisco, 5.00%, 10/01/21	3,000,000	3,533,190
California State GO,
5.25%, 6/01/16	515,000	525,485
Refunding, 5.00%, 2/01/22	15,000,000	18,055,800
Refunding, 5.25%, 9/01/22	16,330,000	20,059,119
Refunding, 5.00%, 10/01/22	15,785,000	19,113,583
Various Purpose, Refunding, 5.00%, 12/01/27	5,000,000	5,850,300
Various Purpose, Refunding, 5.00%, 12/01/28	5,000,000	5,818,950
California State Health Facilities Financing Authority Revenue,
Catholic Healthcare West, Series K, 5.125%, 7/01/22	11,370,000	11,850,269
Cedars-Sinai Medical Center, Refunding, 5.00%, 11/15/19	2,000,000	2,106,040
Community Program for Persons with Developmental Disabilities, Series A, California
Mortgage Insured, 6.00%, 2/01/24	2,000,000	2,367,500
Providence Health & Services, Series C, Pre-Refunded, 5.75%, 10/01/19	1,440,000	1,730,851
Providence Health and Services, Series C, Pre-Refunded, 6.00%, 10/01/20	1,500,000	1,818,555
Scripps Health, Series A, 5.00%, 10/01/22	4,600,000	5,148,780
California State Municipal Finance Authority COP, Community Hospitals of Central California,
5.00%, 2/01/18	4,390,000	4,913,464
5.00%, 2/01/19	3,860,000	4,360,488
5.00%, 2/01/20	1,600,000	1,750,944
5.00%, 2/01/21	1,600,000	1,738,736
Refunding, 5.00%, 2/01/17	4,025,000	4,412,044
Refunding, 5.00%, 2/01/19	2,590,000	2,744,623
California State Municipal Finance Authority Revenue,
Kern Regional Center Project, Series A, 6.00%, 5/01/19	1,130,000	1,273,137
Kern Regional Center Project, Series A, 6.875%, 5/01/25	1,500,000	1,670,805
Loma Linda University, 5.00%, 4/01/24	1,180,000	1,249,030
South Central Los Angeles Regional Center Project, Community Impact Development,
5.25%, 12/01/27	3,990,000	4,183,036
California State Public Works Board Lease Revenue,
California State University Projects, Series B-1, 5.375%, 3/01/25	2,500,000	2,865,750
Department of Corrections and Rehabilitation, Refunding, Series J, 5.00%, 1/01/21	3,000,000	3,191,430
Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18	1,325,000	1,329,399
Department of General Services, Buildings 8 and 9, Series A, 5.75%, 4/01/23	4,000,000	4,687,440
Department of General Services, Buildings 8 and 9, Series A, 6.00%, 4/01/24	6,605,000	7,847,665
Series A, 5.00%, 9/01/26	10,000,000	11,788,100
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J,
5.50%, 11/01/25	4,725,000	5,575,027
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J,
5.50%, 11/01/26	1,000,000	1,176,020
Trustees of the California State University, Series D, 5.00%, 9/01/25	2,920,000	3,425,218
Trustees of the California State University, Series D, 5.00%, 9/01/26	4,650,000	5,428,503
Various Capital Projects, Series A, Sub Series A-1, 5.25%, 3/01/22	7,475,000	8,643,268
Various Capital Projects, Series G, Sub Series G-1, 5.25%, 10/01/18	5,605,000	6,549,106
Various Capital Projects, Series G, Sub Series G-1, 5.00%, 10/01/20	6,405,000	7,433,131
Various Capital Projects, Series G, Sub Series G-1, 5.125%, 10/01/22	14,555,000	16,824,124
California State University Revenue, Systemwide,
Refunding, Series A, 5.00%, 11/01/25	10,000,000	11,569,900
Series A, 5.00%, 11/01/26	11,000,000	12,759,560

38 | Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%, 5/15/23	$10,000,000	$11,329,400
Enloe Medical Center, Series A, California Mortgage Insured, 5.50%, 8/15/23	3,000,000	3,410,340
Henry Mayo Newhall Memorial, Refunding, Series A, Assured Guaranty, 5.00%, 10/01/26	1,000,000	1,139,240
Henry Mayo Newhall Memorial, Refunding, Series A, Assured Guaranty, 5.00%, 10/01/28	1,250,000	1,404,463
Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/22	8,000,000	8,970,160
Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 8/01/18	2,905,000	3,244,391
Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 2/01/19	3,035,000	3,443,329
Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 8/01/19	3,075,000	3,510,697
Poway RHF Housing, Series A, California Mortgage Insured, 5.00%, 11/15/28	500,000	559,435
The Redwoods Project, Refunding, California Mortgage Insured, 5.00%, 11/15/28	1,000,000	1,118,870
Sutter Health, Series A, 5.00%, 8/15/24	2,000,000	2,370,040
Sutter Health, Series A, 5.00%, 8/15/25	4,715,000	5,541,870
Sutter Health, Series A, 5.00%, 8/15/27	7,005,000	8,122,297
Temporary 40, American Baptist Homes of the West, Series B, Sub Series B-3, 2.10%,
10/01/19	1,000,000	1,000,090
Temporary 55, American Baptist Homes of the West, Series B, Sub Series B-2, 2.40%,
10/01/20	1,000,000	996,530
Temporary 70, American Baptist Homes of the West, Series B, Sub Series B-1, 2.75%,
10/01/21	3,000,000	3,000,150
Viewpoint School, ACA Insured, Pre-Refunded, 4.50%, 10/01/17	460,000	464,890
Viewpoint School, ACA Insured, Pre-Refunded, 4.75%, 10/01/18	480,000	485,395
California Statewide CDA, MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured,
4.25%, 7/20/24	3,540,000	3,709,000
Carson RDA, Tax Allocation Housing, Series A, 5.00%,
10/01/22	1,975,000	2,198,313
10/01/23	2,135,000	2,363,594
10/01/24	2,245,000	2,471,969
10/01/25	1,700,000	1,861,806
Castaic Lake Water Agency Revenue COP, Water System Improvement Project,
Capital Appreciation, AMBAC Insured, zero cpn., 8/01/22	10,445,000	8,082,341
Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID No. 04-02, 5.00%,
9/02/24	970,000	972,444
Chabot-Las Positas Community College District GO, Alameda and Contra Costa Counties,
Refunding, 5.00%, 8/01/24	6,715,000	8,046,584
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured,
zero cpn., 8/01/17	5,235,000	5,039,577
Clovis Wastewater Revenue, Refunding, Build America Mutual Assurance, 5.00%, 8/01/28	1,200,000	1,339,908
Clovis Water Revenue, Refunding, Build America Mutual Assurance, 5.00%,
3/01/26	2,620,000	3,004,040
3/01/27	1,000,000	1,136,800
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series A, 5.00%,
8/01/25	8,275,000	8,347,985
Conejo Valley USD, GO, Election of 1998,
Series C, AGMC Insured, zero cpn., 8/01/17	2,500,000	2,394,925
Series D, NATL RE, FGIC Insured, Pre-Refunded, 4.50%, 8/01/19	4,000,000	4,013,680
Contra Costa Water District Revenue, Contra Costa County, Refunding, Series T, 5.00%,
10/01/26	3,400,000	4,129,606
Corona-Norco USD,
COP, Series A, AGMC Insured, 5.00%, 4/15/19	1,310,000	1,488,383
COP, Series A, AGMC Insured, 5.00%, 4/15/22	1,465,000	1,627,659

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Corona-Norco USD, (continued)
GO, Capital Appreciation, Election of 2006, Series E, zero cpn. to 7/31/21, 5.30% thereafter,
8/01/25	$4,645,000	$3,908,628
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/24	1,565,000	1,752,769
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/25	1,000,000	1,113,340
Cupertino USD, GO, Santa Clara County,
Election of 2012, Series B, 5.00%, 8/01/26	1,285,000	1,555,582
Election of 2012, Series B, 5.00%, 8/01/27	1,500,000	1,802,595
Election of 2012, Series B, 5.00%, 8/01/28	1,000,000	1,194,900
Refunding, 5.00%, 8/01/22	1,690,000	1,985,108
Desert Sands USD,
COP, Financing Project, AGMC Insured, 5.00%, 3/01/19	2,090,000	2,318,040
GO, Election of 2001, 5.25%, 8/01/21	2,015,000	2,322,287
East Side UHSD Santa Clara County GO, Refunding, AGMC Insured, 5.00%,
8/01/20	2,800,000	3,313,604
8/01/21	2,140,000	2,506,989
8/01/22	3,090,000	3,577,726
Eden Township Healthcare District COP, 5.00%, 6/01/18	1,505,000	1,629,719
Fairfax School District GO, Election of 2000, Series A, NATL RE, FGIC Insured, 5.00%,
11/01/17	470,000	506,731
Folsom PFA Special Tax Revenue,
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/23	1,005,000	1,113,128
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/24	1,055,000	1,154,423
Refunding, Series A, 5.00%, 9/01/19	1,000,000	1,140,000
Refunding, Series A, 5.00%, 9/01/20	1,270,000	1,458,811
Refunding, Series A, 5.00%, 9/01/21	1,335,000	1,508,163
Refunding, Series A, 5.00%, 9/01/22	1,400,000	1,560,552
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
AGMC Insured, zero cpn. to 1/14/24, 5.30% thereafter, 1/15/29	19,895,000	13,186,207
zero cpn. to 1/14/24, 5.70% thereafter, 1/15/25	2,500,000	1,624,300
zero cpn. to 1/15/24, 5.80% thereafter, 1/15/26	3,760,000	2,442,797
zero cpn. to 1/15/24, 5.90% thereafter, 1/15/27	6,395,000	4,152,210
Fullerton School District Financing Authority Special Tax Revenue, senior lien, Refunding,
Series A, AGMC Insured, 5.00%,
9/01/27	1,000,000	1,091,250
9/01/28	1,040,000	1,125,696
Imperial Community College District GO, Refunding, AGMC Insured, 5.00%,
8/01/21	1,010,000	1,167,883
8/01/22	1,170,000	1,360,418
8/01/23	1,350,000	1,550,732
Irvine 1915 Act Special Assessment, Limited Obligation, Reassessment District No. 11-1, 5.00%,
9/02/26	500,000	516,190
Irvine USD Financing Authority Special Tax, Series A,
4.70%, 9/01/15	1,040,000	1,060,582
4.80%, 9/01/17	1,325,000	1,353,925
4.875%, 9/01/18	1,490,000	1,522,408
5.00%, 9/01/20	1,095,000	1,118,663
Jurupa PFA Special Tax Revenue, Series A, AGMC Insured, 5.00%,
9/01/30	2,750,000	2,948,137
9/01/33	5,000,000	5,320,900
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, 6.00%, 8/01/24	1,300,000	1,468,012

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Lee Lake PFAR, Special Tax, junior lien, Refunding, Series B,
5.00%, 9/01/27	$1,795,000	$1,858,938
5.25%, 9/01/29	1,035,000	1,080,043
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
12/01/19	5,000,000	5,099,450
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%,
11/15/17	3,950,000	4,347,409
Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
5.00%, 8/15/20	20,000,000	22,766,800
Los Angeles County MTA Sales Tax Revenue, Proposition C,
Refunding, Series B, 5.00%, 7/01/23	5,000,000	6,009,000
Senior, Refunding, Series A, 5.25%, 7/01/23	15,000,000	17,666,850
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
Refunding, Series A, 5.00%, 10/01/22	2,750,000	3,283,252
Los Angeles Department of Water and Power Revenue, Power System, Refunding, Series A,
5.00%, 7/01/25	5,135,000	6,103,358
Los Angeles GO, Judgement Obligation, Series A, 5.00%, 6/01/18	5,650,000	6,439,983
Los Angeles USD,
COP, 5.00%, 12/01/20	3,830,000	4,525,643
GO, Election of 2004, Series F, FGIC Insured, Pre-Refunded, 5.00%, 7/01/21	5,975,000	6,536,769
GO, Refunding, Series A-1, 5.00%, 7/01/23	13,335,000	16,196,958
GO, Refunding, Series A-1, FGIC Insured, 5.00%, 7/01/25	6,265,000	6,542,414
GO, Refunding, Series A-2, 5.00%, 7/01/21	5,000,000	6,021,600
GO, Refunding, Series A-2, FGIC Insured, 5.00%, 7/01/22	5,000,000	5,017,000
GO, Series D, 5.00%, 7/01/27	3,410,000	3,914,919
GO, Series I, 5.00%, 7/01/18	5,000,000	5,783,350
Los Angeles Wastewater System Revenue, Subordinate, Refunding,
Series A, 5.00%, 6/01/27	9,145,000	10,808,750
Series B, 5.00%, 6/01/28	11,700,000	13,479,102
Manteca USD Special Tax, CFD No. 1989-2, Series B, AGMC Insured, 5.00%,
9/01/22	1,000,000	1,140,680
9/01/26	1,280,000	1,413,466
Marina Joint Powers Financing Authority MFHR, Abrams B Apartments Financing, Mandatory
Put 11/15/16, FNMA Insured,
3.90%, 11/15/36	3,440,000	3,578,288
3.95%, 11/15/36	1,260,000	1,312,328
Martinez USD, GO, Election of 2010, Capital Appreciation, zero cpn. to 8/01/14,
5.375% thereafter, 8/01/26	5,000,000	5,765,000
Metropolitan Water District of Southern California Waterworks Revenue, Refunding, Series C,
5.00%, 10/01/26	8,010,000	9,439,465
Montebello USD, GO, Capital Appreciation, NATL RE, FGIC Insured, zero cpn.,
8/01/18	1,455,000	1,335,646
8/01/19	1,480,000	1,304,590
Moreno Valley USD, GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 8/01/24	7,500,000	4,884,900
Election of 2004, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/17	2,000,000	2,007,620
Election of 2004, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/18	2,300,000	2,308,763
Mount Diablo USD, GO, Contra Costa County, Election of 2002, Refunding, Series B-2, 5.00%,
7/01/27	3,200,000	3,693,696
Mount San Antonio Community College District GO, Los Angeles County, Election of 2008,
Series A, zero cpn. to 8/01/23, 5.875% thereafter, 8/01/28	6,000,000	4,549,260

franklintempleton.com Annual Report | 41

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Murrieta PFA Special Tax Revenue, Refunding, 5.00%,
9/01/20	$1,225,000	$1,338,766
9/01/22	1,495,000	1,654,053
9/01/24	1,810,000	1,965,063
9/01/25	1,000,000	1,072,590
New Haven USD, GO, Capital Appreciation, Refunding, AGMC Insured, zero cpn.,
8/01/22	11,750,000	8,828,832
8/01/23	3,200,000	2,283,904
Northern California Power Agency Revenue, Geothermal Project No. 3, Series A,
5.00%, 7/01/23	2,000,000	2,302,320
5.25%, 7/01/24	2,000,000	2,305,440
Oakland USD Alameda County GO, Election of 2006, Series A, 6.50%, 8/01/23	2,200,000	2,598,728
Oxnard Financing Authority Local Obligation Special Assessment, senior lien, Special District
Bond Refinancings, Refunding, Series A, 5.00%, 9/02/26	1,045,000	1,146,093
Palm Desert Financing Authority Tax Allocation Revenue, Project Area No. 1, As Amended,
Series A, NATL Insured, 5.00%, 4/01/23	7,690,000	8,034,666
Palo Alto 1915 Act Special Assessment, Refunding and Improvement, Limited Obligation,
University Avenue Area Off-Street Parking AD, 5.00%,
9/02/28	1,000,000	1,111,670
9/02/29	1,280,000	1,413,350
Palo Verde Community College District COP, AMBAC Insured, 5.00%,
1/01/22	1,015,000	1,052,778
1/01/23	1,065,000	1,102,893
1/01/24	1,070,000	1,107,600
Perris UHSD Financing Authority Special Tax,
5.25%, 9/01/25	1,005,000	1,035,974
5.50%, 9/01/27	1,270,000	1,309,256
5.625%, 9/01/29	1,375,000	1,417,405
Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
5.35%, 12/01/16	1,000,000	1,044,270
Poway USD, PFA Special Tax Revenue, Build America Mutual Assurance, 5.00%,
10/01/31	1,700,000	1,922,768
10/01/32	1,850,000	2,070,557
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
Series A, 5.00%,
7/01/16	1,420,000	1,512,371
7/01/21	1,695,000	1,781,953
Redlands USD, GO, Election of 2002, AGMC Insured, 5.00%, 7/01/19	1,000,000	1,002,380
The Regents of the University of California Revenue, General,
Series AM, 5.00%, 5/15/27	3,000,000	3,596,940
Series AM, 5.00%, 5/15/28	1,835,000	2,180,879
Series U, 5.00%, 5/15/19	4,060,000	4,787,146
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding,
Assured Guaranty, 5.00%,
8/01/19	2,010,000	2,323,922
8/01/20	2,315,000	2,636,716
8/01/21	2,050,000	2,306,475
Riverside Community College District GO, Riverside and San Bernardino Counties, Refunding,
Series A, 5.00%, 8/01/27	3,550,000	4,166,848
Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, NATL RE,
FGIC Insured, 5.00%, 11/01/18	1,540,000	1,635,619

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 6.50%, 12/01/21	$1,045,000	$1,161,925
Desert Communities Redevelopment Project Area, second lien, Series D, 6.75%, 12/01/26	1,025,000	1,251,248
Jurupa Valley Redevelopment Project Area, Series B, 6.50%, 10/01/25	1,225,000	1,479,188
Riverside County Transportation Commission Sales Tax Revenue, Refunding, Series A, 5.25%,
6/01/25	3,500,000	4,283,335
6/01/27	4,000,000	4,824,080
Sacramento City Financing Authority Special Tax Revenue, Westlake and Regency Park,
Refunding, Series A, AGMC Insured, 5.00%, 9/01/21	1,305,000	1,525,114
Sacramento County COP, Refunding,
5.375%, 2/01/23	3,400,000	3,693,454
5.50%, 2/01/25	3,770,000	4,091,279
[a]Sacramento County Sanitation Districts Financing Authority Revenue, Sacramento Regional
County Sanitation District, Refunding, Series A, 5.00%, 12/01/29	2,000,000	2,336,960
Sacramento County Special Tax, CFD No. 1, Improvement Area No. 1, Laguna Creek
Ranch/Elliott Ranch, Refunding, 5.00%, 9/01/20	1,510,000	1,744,035
Sacramento MUD Electric Revenue, Refunding, Series X, 5.00%, 8/15/25	10,000,000	11,493,800
San Bernardino County COP, Arrowhead Project, Refunding, Series A, 5.25%, 8/01/26	15,000,000	16,066,950
San Bernardino County Transportation Authority Revenue, Sales Tax Revenue, Series A, 5.00%,
3/01/30	2,685,000	3,139,758
3/01/31	5,090,000	5,905,672
San Diego Public Facilities Financing Authority Lease Revenue, Master Refunding Project,
Series A, 5.00%, 9/01/26	8,000,000	8,733,600
San Diego RDA Tax Allocation Revenue, Naval Training Center, Series A, 5.00%, 9/01/25	1,000,000	1,083,590
San Francisco BART District GO, Election of 2004, Series C, 5.00%,
8/01/27	2,640,000	3,154,061
8/01/28	3,500,000	4,162,795
San Francisco City and County Airport Commission International Airport Revenue,
Issue 34D, Refunding, Second Series, 5.25%, 5/01/26	5,425,000	6,101,280
Refunding, Second Series G, 5.00%, 5/01/23	4,970,000	5,768,977
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%,
4/01/24	8,400,000	9,539,040
San Francisco City and County GO, Clean and Safe Neighborhood Parks, Series B, 4.75%,
6/15/19	2,610,000	3,069,099
San Francisco City and County RDA Hotel Occupancy Revenue, Refunding, AGMC Insured,
5.00%, 6/01/24	10,275,000	11,339,593
San Francisco City and County Redevelopment Agency Successor Agency Tax Allocation,
Mission Bay South Redevelopment Project, Series A, 5.00%,
8/01/30	1,080,000	1,196,219
8/01/34	1,110,000	1,209,944
San Francisco City and County Redevelopment Financing Authority Tax Allocation,
Mission Bay North Redevelopment, Series C, 5.875%, 8/01/25	1,000,000	1,130,930
Mission Bay South Redevelopment, Series D, 5.50%, 8/01/19	1,030,000	1,178,588
Mission Bay South Redevelopment, Series D, 6.25%, 8/01/21	1,000,000	1,166,850
Mission Bay South Redevelopment, Series D, 6.25%, 8/01/23	1,000,000	1,148,940
Mission Bay South Redevelopment, Series D, 6.00%, 8/01/25	1,465,000	1,619,631
Mission Bay South Redevelopment, Series D, 6.125%, 8/01/26	1,550,000	1,707,418
San Francisco Redevelopment Projects, Series B, 6.125%, 8/01/26	1,000,000	1,136,030
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
Refunding, Series A,
5.60%, 1/15/16	3,000,000	3,066,690
NATL Insured, zero cpn., 1/15/26	19,000,000	10,498,640

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Jose RDA Tax Allocation, Merged Area Redevelopment Project,
Refunding, Series D, AMBAC Insured, 5.00%, 8/01/23	$13,000,000	$13,533,130
Series B, XLCA Insured, 5.00%, 8/01/26	8,000,000	8,141,120
San Luis and Delta-Mendota Water Authority Revenue, DHCCP Development Project,
Refunding, Series A, 5.00%, 3/01/29	1,000,000	1,115,150
Sanger USD, GO, Election of 2006, Series A, AGMC Insured, 5.00%,
8/01/19	1,325,000	1,452,121
8/01/20	1,510,000	1,651,895
Santa Ana Community RDA Tax Allocation, Merged Project Area, Refunding, Series A, 6.00%,
9/01/22	5,000,000	5,720,750
Santa Ana USD, GO,
Election of 1999, Series B, NATL RE, FGIC Insured, zero cpn., 8/01/14	3,125,000	3,123,937
Election of 2008, Series A, 5.25%, 8/01/25	2,000,000	2,279,400
Santa Margarita Water District Special Tax, CFD No. 99-1, Refunding, Series A,
5.00%, 9/01/25	1,000,000	1,031,550
5.00%, 9/01/26	1,000,000	1,031,520
5.00%, 9/01/27	1,000,000	1,031,100
5.125%, 9/01/28	1,060,000	1,092,818
5.25%, 9/01/29	1,000,000	1,030,850
Sonoma-Marin Area Rail Transit District Measure Q Sales Tax Revenue, Series A, 5.00%,
3/01/25	15,410,000	17,986,860
3/01/27	11,945,000	13,727,433
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway
Environmental Center, Series A, 5.25%, 9/01/24	3,500,000	3,866,765
South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1,
XLCA Insured, 5.00%, 9/01/16	735,000	739,395
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A,
5.25%, 11/01/19	2,500,000	2,885,375
Southern California Public Power Authority Revenue, Canyon Power Project, Refunding,
Series A, 5.00%, 7/01/19	1,500,000	1,758,825
Tulare County Board of Education COP, Capital Improvement Projects, Build America Mutual
Assurance, 5.00%, 5/01/28	1,040,000	1,115,858
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%, 1/01/24	5,000,000	5,692,850
Tustin CRDA Tax Allocation, Housing, AGMC Insured, 5.00%,
9/01/24	1,000,000	1,096,960
9/01/25	1,000,000	1,096,370
University of California Revenues, General, Refunding, Series S, 5.00%, 5/15/19	8,145,000	9,483,061
Washington Township Health Care District Revenue, Series A, 5.00%, 7/01/25	3,035,000	3,236,979
West Kern Community College District COP, AMBAC Insured,
5.00%, 11/01/20	1,015,000	1,105,223
5.00%, 11/01/21	1,065,000	1,149,721
5.00%, 11/01/22	1,115,000	1,200,777
5.125%, 11/01/23	1,170,000	1,260,523
5.125%, 11/01/24	1,230,000	1,321,955
Whittier UHSD, GO, Capital Appreciation, Refunding, zero cpn.,
8/01/24	7,755,000	4,934,196
8/01/26	10,045,000	5,628,314
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.00%, 9/01/26	1,435,000	1,640,894
Yucaipa Valley Water District Water System Revenue COP, Series A, NATL Insured,
5.00%, 9/01/15	1,080,000	1,085,821
5.25%, 9/01/20	1,325,000	1,329,121
		1,210,564,442

44 | Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 3.9%
Guam 0.5%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.25%, 12/01/17	$2,305,000	$2,492,904
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%,
10/01/21	2,000,000	2,358,380
10/01/22	2,000,000	2,370,360
		7,221,644
Puerto Rico 3.4%
Puerto Rico Commonwealth GO, Public Improvement, AGMC Insured, 5.25%, 7/01/16	2,500,000	2,610,575
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series UU, AGMC Insured, 5.00%, 7/01/23	5,000,000	5,042,800
Series RR, NATL RE, FGIC Insured, 5.00%, 7/01/21	5,000,000	5,004,800
Series WW, 5.375%, 7/01/23	5,000,000	2,218,800
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B,
5.25%, 12/15/26	5,000,000	3,077,500
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3,
NATL Insured, 6.00%, 7/01/23	11,645,000	12,333,219
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
6.00%, 8/01/24	8,000,000	5,698,720
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 5.00%, 8/01/24	10,000,000	8,950,100
		44,936,514
Total U.S. Territories		52,158,158
Total Municipal Bonds (Cost $1,188,324,535) 95.3%		1,262,722,600
Other Assets, less Liabilities 4.7%		62,633,553
Net Assets 100.0%		$1,325,356,153

See Abbreviations on page 62.

aSecurity purchased on a when-issued basis. See Note 1(b).

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 45

FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Tax-Exempt Money Fund
		Year Ended June 30,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	—	—	—	—	(—)[a]
Net realized and unrealized gains (losses)	—	(—)[a]	—	—	—
Total from investment operations	—	(—)[a]	—	—	(—)[a]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	—%	—%	—%	—%	—%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.53%	0.53%	0.54%	0.54%	0.54%
Expenses net of waiver and payments by affiliates	0.05%	0.12%	0.12%	0.23%	0.24%
Net investment income (loss)	—%	—%	—%	—%	(—)%[c]

Supplemental data
Net assets, end of year (000’s)	$769,835	$628,480	$564,477	$563,474	$630,453

aAmount rounds to less than $0.001 per share.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cRounds to less than 0.01%.

46 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2014

Franklin California Tax-Exempt Money Fund
	Principal Amount	Value
Municipal Bonds 101.3%
California 101.3%
[a]California Educational Facilities Authority Revenue, Various, California Institute of Technology,
Refunding, Series A, Weekly VRDN and Put, 0.05%, 10/01/36	$1,100,000	$1,100,000
Series B, Weekly VRDN and Put, 0.04%, 10/01/36	21,850,000	21,850,000
[a]California HFAR, MFH III, Refunding, Series F, Weekly VRDN and Put, 0.05%, 2/01/32	6,105,000	6,105,000
[a]California Infrastructure and Economic Development Bank Revenue,
American National Red Cross, Refunding, Weekly VRDN and Put, 0.06%, 9/01/34	4,500,000	4,500,000
Los Angeles Special Project, Series A, Weekly VRDN and Put, 0.05%, 7/01/33	6,200,000	6,200,000
[a]California PCFA, PCR,
Exxon Mobil Project, Refunding, Series 2000, Daily VRDN and Put, 0.01%, 4/01/17	16,300,000	16,300,000
Pacific Gas and Electric Co., Refunding, Series C, Daily VRDN and Put, 0.01%, 11/01/26	21,800,000	21,800,000
Pacific Gas and Electric Co., Refunding, Series F, Daily VRDN and Put, 0.02%, 11/01/26	9,100,000	9,100,000
California State Department of Water Resources Water Revenue, TECP, 0.06%, 7/14/14	6,512,000	6,512,000
[a]California State Economic Recovery GO, Series C-4, Daily VRDN and Put, 0.02%, 7/01/23	30,795,000	30,795,000
[a]California State Educational Facilities Authority Revenue,
Stanford University, Refunding, Series L-2, Weekly VRDN and Put, 0.04%, 10/01/14	6,825,000	6,825,000
Stanford University, Refunding, Series L-3, Weekly VRDN and Put, 0.04%, 10/01/15	7,490,000	7,490,000
Stanford University, Refunding, Series L-5, Weekly VRDN and Put, 0.04%, 10/01/17	7,000,000	7,000,000
Various, Stanford University, Refunding, Series L, Weekly VRDN and Put, 0.04%,
10/01/22	6,600,000	6,600,000
[a]California State GO,
Kindergarten, Refunding, Series A2, Daily VRDN and Put, 0.02%, 5/01/34	10,000,000	10,000,000
Kindergarten, Refunding, Series A3, Daily VRDN and Put, 0.01%, 5/01/34	11,100,000	11,100,000
Series A, Sub Series A-2, Daily VRDN and Put, 0.02%, 5/01/33	24,825,000	24,825,000
Series A-1, Daily VRDN and Put, 0.01%, 5/01/33	13,850,000	13,850,000
Various Purpose, Refunding, Series A, Sub Series A1-2, Weekly VRDN and Put, 0.05%,
5/01/40	9,800,000	9,800,000
[a]California State Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Refunding, Series C, Weekly VRDN and Put, 0.05%,
11/01/38	2,900,000	2,900,000
Children’s Hospital of Orange County, Series D, Weekly VRDN and Put, 0.05%, 11/01/34	8,700,000	8,700,000
Health Facility, Catholic Healthcare West, Series B, Weekly VRDN and Put, 0.03%,
3/01/47	11,725,000	11,725,000
Health Facility, Catholic Healthcare West, Series C, Weekly VRDN and Put, 0.04%,
3/01/47	14,900,000	14,900,000
St. Joseph Health System, Refunding, Series B, Daily VRDN and Put, 0.04%, 7/01/41	30,575,000	30,575,000
[a]California State HFAR, MF, Montecito Village, Series B, FHLMC Insured, Weekly VRDN and Put,
0.06%, 4/01/43	6,325,000	6,325,000
[a]California State Municipal Finance Authority Revenue, Chevron USA Inc. Project, Recovery
Zone Bonds,
Series A, Daily VRDN and Put, 0.01%, 11/01/35	5,800,000	5,800,000
Series B, Daily VRDN and Put, 0.01%, 11/01/35	24,500,000	24,500,000
[a]California Statewide CDA Revenue,
John Muir Health, Refunding, Series A, Daily VRDN and Put, 0.01%, 8/15/36	10,150,000	10,150,000
John Muir Health, Refunding, Series C, Daily VRDN and Put, 0.04%, 8/15/27	14,475,000	14,475,000
Livermore Valley Performing Arts Center Project, Weekly VRDN and Put, 0.08%, 12/01/36	10,830,000	10,830,000
[a]Calleguas-Las Virgenes PFAR, Municipal Water District Project, Refunding, Series A, Weekly
VRDN and Put, 0.03%, 7/01/37	19,525,000	19,525,000
[a]East Bay MUD Water System Revenue, Refunding, Series A-1, Weekly VRDN and Put, 0.03%,
6/01/38	12,350,000	12,350,000
[a]Hillsborough COP, Refunding, Series A, Weekly VRDN and Put, 0.11%, 6/01/30	1,700,000	1,700,000

franklintempleton.com Annual Report | 47

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Tax-Exempt Money Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
[a]Irvine 1915 Act Special Assessment, Limited Obligation Improvement,
AD No. 94-13, Daily VRDN and Put, 0.01%, 9/02/22	$1,819,000	$1,819,000
AD No. 94-15, Refunding, Daily VRDN and Put, 0.01%, 9/02/20	1,345,000	1,345,000
AD No. 97-16, Daily VRDN and Put, 0.01%, 9/02/22	4,800,000	4,800,000
[a]Irvine Ranch Water District GO, ID, Consolidated, Series B, Daily VRDN and Put, 0.01%,
10/01/41	26,140,000	26,140,000
[a]Irvine USD Special Tax, CFD No. 09-1, Series B, Daily VRDN and Put, 0.04%, 9/01/51	16,000,000	16,000,000
[a]Los Angeles County Housing Authority MFHR,
Canyon Country Villas Project, Series H, Weekly VRDN and Put, 0.05%, 12/01/32	6,400,000	6,400,000
Malibu Meadows II Project, Refunding, Series C, Weekly VRDN and Put, 0.06%, 4/15/28	9,500,000	9,500,000
Malibu Meadows Project, Refunding, Series B, FNMA Insured, Weekly VRDN and Put, 0.06%,
4/15/28	9,425,000	9,425,000
[a]Los Angeles County MFMR,
Housing, Valencia Housing Project, Series C, FHLMC Insured, Weekly VRDN and Put,
0.07%, 4/01/31	11,875,000	11,875,000
Series A, FHLMC Insured, Weekly VRDN and Put, 0.07%, 7/01/14	7,300,000	7,300,000
[b]Los Angeles County Revenue, TRAN, 1.50%, 6/30/15	5,000,000	5,068,700
[a]Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Sub Series B-1, Weekly VRDN and Put, 0.05%, 7/01/35	15,600,000	15,600,000
Refunding, Series B, Sub Series B-2, Weekly VRDN and Put, 0.03%, 7/01/34	15,200,000	15,200,000
Various, Series B, Sub Series B-3, Daily VRDN and Put, 0.01%, 7/01/34	12,650,000	12,650,000
Water System, Series B, Sub Series B-2, Daily VRDN and Put, 0.01%, 7/01/35	15,500,000	15,500,000
[b]Los Angeles Revenue, TRAN, 1.50%, 6/25/15	10,000,000	10,133,000
Los Angeles Wastewater System Revenue, TECP, Series A-1, 0.11%, 3/17/15	10,000,000	10,000,000
[a]Metropolitan Water District of Southern California Special Water Revenue, Refunding, Series D,
Weekly VRDN and Put, 0.04%, 7/01/35	17,900,000	17,900,000
[a]Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3,
Daily VRDN and Put, 0.01%, 7/01/35	12,600,000	12,600,000
[a]Oceanside MFHR, Shadow Way Apartments Project, Weekly VRDN and Put, 0.05%, 3/01/49	7,425,000	7,425,000
[a]Orange County Apartment Development Revenue, Park Ridge Villas, Issue 1, Refunding,
FNMA Insured, Weekly VRDN and Put, 0.06%, 11/15/28	9,100,000	9,100,000
[a]Orange County Housing Authority MF Apartment Development Revenue, Lantern Pines Project,
Series CC, FNMA Insured, Weekly VRDN and Put, 0.07%, 12/01/27	4,045,000	4,045,000
[a]Sacramento MUD Electric Revenue, sub. bond, Refunding, Series K, Weekly VRDN and Put,
0.03%, 8/15/28	21,500,000	21,500,000
[a]San Diego County Regional Transportation Commission Sales Tax Revenue,
Limited Tax, Refunding, Series A, Weekly VRDN and Put, 0.05%, 4/01/38	7,775,000	7,775,000
Refunding, Series D, Weekly VRDN and Put, 0.05%, 4/01/38	24,305,000	24,305,000
[a]San Francisco City and County Finance Corp. Lease Revenue, Moscone Center, Refunding,
Series 1, Weekly VRDN and Put, 0.06%, 4/01/30	5,000,000	5,000,000
[a]Santa Clara County Financing Authority Lease Revenue, Valley Medical Center Facilities
Replacement Project, Series B, Weekly VRDN and Put, 0.06%, 11/15/25	29,135,000	29,135,000
[a]Santa Clara County MFHR, The Grove Garden Apartments, Refunding, Series A, Weekly VRDN
and Put, 0.07%, 2/15/27	2,200,000	2,200,000
[a]Santa Clara Valley Transportation Authority Sales Tax Revenue, Refunding,
Series A, Weekly VRDN and Put, 0.02%, 6/01/26	13,535,000	13,535,000
Series C, Weekly VRDN and Put, 0.05%, 6/01/26	6,985,000	6,985,000
[a]Union City MFR, Housing Mission Sierra, Refunding, Series A, FNMA Insured, Weekly VRDN
and Put, 0.06%, 7/15/29	9,400,000	9,400,000

48 | Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Tax-Exempt Money Fund (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
[a]University of California Revenues, General,
Refunding, Series A, Weekly VRDN and Put, 0.04%, 5/15/48	$8,000,000	$8,000,000
Refunding, Series AL-3, Weekly VRDN and Put, 0.05%, 5/15/48	15,000,000	15,000,000
Series AL-1, Weekly VRDN and Put, 0.04%, 5/15/48	7,000,000	7,000,000
[a]Walnut Creek MFHR, Creekside Drive, FHLMC Insured, Weekly VRDN and Put, 0.07%,
4/01/27	3,730,000	3,730,000
Total Investments (Cost $779,597,700) 101.3%		779,597,700
Other Assets, less Liabilities (1.3)%		(9,762,773)
Net Assets 100.0%		$769,834,927

See Abbreviations on page 62.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.
bSecurity purchased on a when-issued basis. See Note 1(b).

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 49

FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
June 30, 2014

		Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free	Tax-Exempt
	Income Fund	Income Fund	Money Fund
Assets:
Investments in securities:
Cost	$1,594,858,477	$1,188,324,535	$779,597,700
Value	$1,754,764,402	$1,262,722,600	$779,597,700
Cash	17,292,762	50,002,481	5,911,134
Receivables:
Capital shares sold	266,848	3,954,056	549,102
Interest	25,954,851	15,282,848	27,377
Affiliates	4,256	36,867	—
Other assets	844	566	—
Total assets	1,798,283,963	1,331,999,418	786,085,313
Liabilities:
Payables:
Investment securities purchased	—	2,334,500	15,201,700
Capital shares redeemed	3,951,674	2,447,498	990,161
Management fees	691,920	516,746	2,164
Distribution fees	465,336	376,080	—
Transfer agent fees	77,251	91,892	5,719
Distributions to shareholders	1,406,273	800,845	—
Accrued expenses and other liabilities	104,334	75,704	50,642
Total liabilities	6,696,788	6,643,265	16,250,386
Net assets, at value	$1,791,587,175	$1,325,356,153	$769,834,927
Net assets consist of:
Paid-in capital	$1,669,379,905	$1,271,292,801	$769,839,292
Undistributed net investment income	4,436,140	822,950	—
Net unrealized appreciation (depreciation)	159,905,925	74,398,065	—
Accumulated net realized gain (loss)	(42,134,795)	(21,157,663)	(4,365)
Net assets, at value	$1,791,587,175	$1,325,356,153	$769,834,927
Class A:
Net assets, at value	$1,543,270,716	$853,495,787	$769,834,927
Shares outstanding	120,706,752	71,010,638	769,800,690
Net asset value per share[a]	$12.79	$12.02	$1.00
Maximum offering price per share (net asset value per share ÷ 95.75%,
97.75% and 100%, respectively)	$13.36	$12.30	$1.00
Class C:
Net assets, at value	$201,877,840	$219,197,348
Shares outstanding	15,573,574	18,174,446
Net asset value and maximum offering price per share[a]	$12.96	$12.06
Advisor Class:
Net assets, at value	$46,438,619	$252,663,018
Shares outstanding	3,626,015	20,976,951
Net asset value and maximum offering price per share	$12.81	$12.04

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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	FRANKLIN CALIFORNIA TAX-FREE TRUST
		FINANCIAL STATEMENTS

Statements of Operations
for the year ended June 30, 2014

		Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free	Tax-Exempt
	Income Fund	Income Fund	Money Fund
Investment income:
Interest	$92,562,068	$47,586,264	$315,629
Expenses:
Management fees (Note 3a)	8,564,344	5,752,273	3,295,255
Distribution fees: (Note 3c)
Class A	1,370,452	798,032	—
Class C	1,426,635	1,323,084	—
Transfer agent fees: (Note 3e)
Class A	439,279	303,754	128,505
Class C	60,747	77,309	—
Advisor Class	13,807	79,997	—
Custodian fees	16,250	10,815	6,122
Reports to shareholders	53,526	48,788	17,919
Registration and filing fees	12,904	34,833	12,406
Professional fees	54,547	45,086	36,798
Trustees’ fees and expenses	43,389	26,808	14,771
Other	121,954	111,769	50,030
Total expenses	12,177,834	8,612,548	3,561,806
Expenses waived/paid by affiliates (Note 3f)	—	—	(3,246,177)
Net expenses	12,177,834	8,612,548	315,629
Net investment income	80,384,234	38,973,716	—
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(20,976,628)	(8,735,435)	—
Net change in unrealized appreciation (depreciation) on investments	77,602,518	38,761,316	—
Net realized and unrealized gain (loss)	56,625,890	30,025,881	—
Net increase (decrease) in net assets resulting from operations	$137,010,124	$68,999,597	$—

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 51

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin California		Franklin California
	Insured		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended June 30,		Year Ended June 30,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$80,384,234	$88,336,683	$38,973,716	$36,359,707
Net realized gain (loss) from investments	(20,976,628)	(7,275,724)	(8,735,435)	(1,635,513)
Net change in unrealized appreciation (depreciation) on
investments	77,602,518	(61,604,593)	38,761,316	(32,803,614)
Net increase (decrease) in net assets resulting
from operations	137,010,124	19,456,366	68,999,597	1,920,580
Distributions to shareholders from:
Net investment income:
Class A	(67,683,085)	(74,353,675)	(25,695,385)	(24,959,449)
Class B	—	(18,360)	—	—
Class C	(7,986,760)	(9,800,192)	(5,419,967)	(4,954,211)
Advisor Class	(2,162,579)	(2,628,132)	(7,076,343)	(6,472,070)
Total distributions to shareholders	(77,832,424)	(86,800,359)	(38,191,695)	(36,385,730)
Capital share transactions: (Note 2)
Class A	(285,386,020)	(50,723,423)	48,059,078	65,642,647
Class B	—	(1,557,987)	—	—
Class C	(73,679,279)	(6,026,956)	16,750,665	29,358,001
Advisor Class	(17,076,695)	7,359,125	28,756,066	64,721,662
Total capital share transactions	(376,141,994)	(50,949,241)	93,565,809	159,722,310
Net increase (decrease) in net assets	(316,964,294)	(118,293,234)	124,373,711	125,257,160
Net assets:
Beginning of year	2,108,551,469	2,226,844,703	1,200,982,442	1,075,725,282
End of year	$1,791,587,175	$2,108,551,469	$1,325,356,153	$1,200,982,442
Undistributed net investment income included in net assets:
End of year	$4,436,140	$1,926,301	$822,949	$138,338

52 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN CALIFORNIA TAX-FREE TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin California
	Tax-Exempt
	Money Fund
	Year Ended June 30,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$ —	$ —
Net realized gain (loss) from investments	—	(1,819)
Net increase (decrease) in net assets resulting from operations	—	(1,819)
Capital share transactions (Note 2)	141,354,537	64,004,773
Net increase (decrease) in net assets	141,354,537	64,002,954
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year	628,480,390	564,477,436
End of year	$ 769,834,927	$628,480,390

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 53

FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of three separate funds (Funds). The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A
Franklin California Tax-Exempt Money Fund

Class A, Class C & Advisor Class
Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds’ calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost, which approximates fair value. Amortized cost is an income-based approach which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

54 | Annual Report franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds’ shares were as follows:

	Franklin California		Franklin California
	Insured		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended June 30, 2014
Shares sold	280,922	$3,462,988	23,502,446	$275,365,841
Shares issued in reinvestment of distributions	4,234,911	52,258,735	1,697,525	19,976,610
Shares redeemed	(27,900,930)	(341,107,743)	(21,137,476)	(247,283,373)
Net increase (decrease)	(23,385,097)	$(285,386,020)	4,062,495	$48,059,078
Year ended June 30, 2013
Shares sold	14,286,983	$185,886,523	19,580,870	$238,010,447
Shares issued in reinvestment of distributions	4,317,211	55,854,477	1,583,944	19,258,002
Shares redeemed	(22,677,602)	(292,464,423)	(15,790,481)	(191,625,802)
Net increase (decrease)	(4,073,408)	$(50,723,423)	5,374,333	$65,642,647
Class B Shares:
Year ended June 30, 2013[a]
Shares sold	204	$2,664
Shares issued in reinvestment of distributions	969	12,664
Shares redeemed	(120,663)	(1,573,315)
Net increase (decrease)	(119,490)	$(1,557,987)
Class C Shares:
Year ended June 30, 2014
Shares sold	103,909	$1,283,108	5,679,308	$66,786,308
Shares issued in reinvestment of distributions	511,948	6,398,119	324,365	3,829,850
Shares redeemed	(6,581,440)	(81,360,506)	(4,591,511)	(53,865,493)
Net increase (decrease)	(5,965,583)	$(73,679,279)	1,412,162	$16,750,665
Year ended June 30, 2013
Shares sold	3,771,086	$49,625,540	5,174,344	$63,131,037
Shares issued in reinvestment of distributions	587,723	7,704,230	288,543	3,518,984
Shares redeemed	(4,866,851)	(63,356,726)	(3,064,998)	(37,292,020)
Net increase (decrease)	(508,042)	$(6,026,956)	2,397,889	$29,358,001
Advisor Class Shares:
Year ended June 30, 2014
Shares sold	951,336	$11,770,027	11,004,760	$129,546,311
Shares issued in reinvestment of distributions	135,076	1,667,140	378,193	4,463,084
Shares redeemed	(2,492,413)	(30,513,862)	(9,001,091)	(105,253,329)
Net increase (decrease)	(1,406,001)	$(17,076,695)	2,381,862	$28,756,066
Year ended June 30, 2013
Shares sold	2,535,890	$32,978,454	10,613,584	$129,435,930
Shares issued in reinvestment of distributions	153,778	1,992,744	310,095	3,775,285
Shares redeemed	(2,131,877)	(27,612,073)	(5,635,333)	(68,489,553)
Net increase (decrease)	557,791	$7,359,125	5,288,346	$64,721,662

[a]Effective March 1, 2013, all class B Shares were converted to Class A.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin California
Tax-Exempt
Money Fund
Amount

Class A Shares:
Year ended June 30, 2014
Shares sold	$392,944,653
Shares redeemed	(251,590,116)
Net increase (decrease)	$141,354,537
Year ended June 30, 2013
Shares sold	$464,183,768
Shares redeemed	(400,178,995)
Net increase (decrease)	$64,004,773

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board for the Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the funds’ Class C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term
	Income Fund	Tax-Free Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin California	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term	Tax-Exempt
	Income Fund	Tax-Free Income Fund	Money Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$ —	$99,436	$ —
CDSC retained	$80,691	$99,059	$813

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended June 30, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin California	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term	Tax-Exempt
	Income Fund	Tax-Free Income Fund	Money Fund

Transfer agent fees	$213,636	$142,453	$79,872

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NOTES TO FINANCIAL STATEMENTS

f. Waiver and Expense Reimbursements

In efforts to prevent a negative yield in the Franklin California Tax-Exempt Money Fund, Advisers has voluntarily agreed to waive or limit its fees, assume as its own expense certain expenses otherwise payable by the fund and if necessary, make a capital infusion into the fund. These waivers, expense reimbursements and capital infusions are voluntary and may be modified or discontinued by Advisers at any time, and without further notice. There is no guarantee that the fund will be able to avoid a negative yield.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At June 30, 2014, the capital loss carryforwards were as follows:

	Franklin California	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term	Tax-Exempt
	Income Fund	Tax-Free Income Fund	Money Fund
Capital loss carryforwards subject to expiration:
2015	$—	$1,083,972	$—
2016	—	154,257	2,546
2017	1,446,203	5,166,158	—
2018	—	1,396,013	—
2019	7,062,310	2,006,118	—
Capital loss carryforwards not subject to expiration:
Short term	26,109,274	6,803,894	1,819
Long term	7,517,008	4,547,251	—
Total capital loss carryforwards	$42,134,795	$21,157,663	$4,365

The tax character of distributions paid during the years ended June 30, 2014 and 2013, was as follows:

	Franklin California		Franklin California
		Insured	Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from
Tax exempt income	$77,832,424	$86,800,359	$38,191,695	$36,385,730

At June 30, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed short term and long term capital gains for income tax purposes were as follows:
		Franklin California	Franklin California	Franklin California
		Insured Tax-Free	Intermediate-Term	Tax-Exempt
		Income Fund	Tax-Free Income Fund	Money Fund
Cost of investments		1,593,710,444	1,187,992,664	779,597,700

Unrealized appreciation		161,426,802	$83,936,720	$—
Unrealized depreciation		(372,844	(9,206,784)	—
Net unrealized appreciation (depreciation)		161,053,958	$74,729,936	$—

Distributable earnings – undistributed tax exempt income		4,694,381	$1,292,517	$—

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2014, were as follows:

	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term
	Income Fund	Tax-Free Income Fund

Purchases	$223,505,552	$254,770,104
Sales	$578,177,394	$182,330,984

6. Shareholder Concentrations

The Franklin California Tax-Exempt Money Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2014, the fund had two affiliated shareholders, one holding 51.16% and the other holding 19.95% and one unaffiliated shareholder holding 7.41% of the Fund’s outstanding shares.

7. Concentration of Risk

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Franklin California Insured Tax-Free Income Fund and Franklin Intermediate-Term Tax-Free Income Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the funds shall, in addition to interest charged on any borrowings made by the funds and other costs incurred by the funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended June 30, 2014, the funds did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. Money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 inputs.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

10. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Money Fund Reform

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market mutual funds under the 1940 Act, to reform the structure and operations of these funds. The amendments will require certain money market funds to sell and redeem shares at prices based on their market value (a floating net asset value). It will also allow money market funds to impose liquidity fees and suspend redemptions temporarily, and will impose new requirements related to diversification, stress testing, and disclosure. Management is currently evaluating the impact of these rule amendments. Compliance dates for the various amendments range from 9 months for certain requirements to two years.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Abbreviations
Selected Portfolio
1915 Act	Improvement Bond Act of 1915	MF	Multi-Family
ABAG	The Association of Bay Area Governments	MFH	Multi-Family Housing
ACA	American Capital Access Holdings Inc.	MFHR	Multi-Family Housing Revenue
AD	Assessment District	MFMR	Multi-Family Mortgage Revenue
AGMC	Assured Guaranty Municipal Corp.	MFR	Multi-Family Revenue
AMBAC	American Municipal Bond Assurance Corp.	MTA	Metropolitan Transit Authority
BART	Bay Area Rapid Transit	MUD	Municipal Utility District
BHAC	Berkshire Hathaway Assurance Corp.	NATL	National Public Financial Guarantee Corp.
CDA	Community Development Authority/Agency	NATL RE	National Public Financial Guarantee Corp. Reinsured
CFD	Community Facilities District	PBA	Public Building Authority
COP	Certificate of Participation	PCFA	Pollution Control Financing Authority
CRDA	Community Redevelopment Authority/Agency	PCR	Pollution Control Revenue
ETM	Escrow to Maturity	PFA	Public Financing Authority
FGIC	Financial Guaranty Insurance Co.	PFAR	Public Financing Authority Revenue
FHA	Federal Housing Authority/Agency	RDA	Redevelopment Agency/Authority
FHLMC	Federal Home Loan Mortgage Corp.	SFMR	Single Family Mortgage Revenue
FICO	Financing Corp.	TECP	Tax-Exempt Commercial Paper
FNMA	Federal National Mortgage Association	TRAN	Tax and Revenue Anticipation Note
GNMA	Government National Mortgage Association	UHSD	Unified/Union High School District
GO	General Obligation	USD	Unified/Union School District
HFAR	Housing Finance Authority Revenue	XLCA	XL Capital Assurance
ID	Improvement District

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Franklin California Tax-Free Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund (the funds constituting the Franklin California Tax-Free Trust, hereafter referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 15, 2014

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2014. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2015, shareholders will be notified of amounts for use in preparing their 2014 income tax returns.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1985	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-present); and
formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2006	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium), Canadian
				National Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2007	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (1987-1991).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since 2013
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President,
Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and

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attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

Franklin California Insured Tax-Free Income Fund – The Lipper report for this Fund showed the investment performance of its Class A shares during 2013 and the previous 10 years ended December 31, 2013, in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed that the Fund’s income return during 2013 and for the previous three-, five- and 10-year periods on an annualized basis was in the second-highest quintile of its performance universe. The Lipper report also showed that the Fund’s total return during 2013 was in the middle performing quintile of its performance universe, and on an annualized basis was in the second-highest quintile of such universe for the previous three-year period, the second-lowest quintile of such universe for the previous five-year period, and the second-highest quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report and noted its income oriented investment objective.

Franklin California Intermediate-Term Tax-Free Income Fund – The Lipper report for this Fund showed the investment performance of its Class A shares during 2013 and the previous 10 years ended December 31, 2013, in comparison with a performance universe consisting of all retail and institutional California intermediate municipal debt funds as selected by Lipper. Such Lipper report comparison showed that the Fund’s income return in 2013 was in the highest or best performing quintile of such universe, and on an annualized basis was also in the highest performing quintiles of such universe for the previous three-, five- and 10-year periods. The Lipper report showed that the Fund’s total return during 2013 was in the second-lowest quintile of its performance universe, but on an annualized basis was in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report and noted its income oriented investment objective.

Franklin California Tax-Exempt Money Fund – The Lipper report for this Fund showed its investment performance during 2013 and the 10-year period ended December 31, 2013, in comparison to a performance universe consisting of all retail and institutional California tax-exempt money market funds as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-lowest quintile of its performance universe during 2013, and to be in the lowest quintile of such universe in each of the previous three- and five-year periods, and the second-lowest quintile in the previous 10-year period on an annualized basis. In discussing such performance, management explained that it reflected the Fund’s conservative policy of focusing on safety and liquidity by investing primarily in short-term securities, with its portfolio having no derivative holdings or investments in non-rated securities or securities subject to the alternative minimum tax, which generally offer higher yields. The Board found such performance acceptable in view of such factors, noting that the Fund’s expenses were subsidized by management to avoid net asset value falling below one dollar per share and that the median return within the Lipper performance universe for the one-year period was one basis point.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment

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SHAREHOLDER INFORMATION

management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such group. The Lipper contractual investment management fee analysis includes administrative fees as being part of management fees, and total expenses, for comparative consistency, were shown by Lipper for Fund Class A shares in the case of Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund. The Lipper report for Franklin California Insured Tax-Free Income Fund showed that both its contractual investment fee rate and its actual total expense ratio were below the median of its Lipper expense group. The Lipper report for Franklin California Intermediate-Term Tax-Free Income Fund also showed that both its contractual investment fee rate and its actual total expense ratio were below the median of its Lipper expense group. The Board was satisfied with the management fee and total expenses of these two Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin California Tax-Exempt Money Fund showed its contractual investment management fee to be less than one basis point higher than its Lipper expense group median, while its actual total expense ratio was below the median of such expense group. The Board was satisfied with the comparative expenses of this Fund as shown in the Lipper report, noting that the Fund’s expenses were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provide, also noting with respect to Franklin California Tax-Exempt Money Fund that expenses were being subsidized by management.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The management fee structure, including administrative expenses for each Fund, provides for a fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on net assets in excess

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of $250 million; with additional breakpoints thereafter beginning at the $7.5 billion net asset level. At December 31, 2013, the net assets of Franklin California Insured Tax-Free Income Fund stood at approximately $1.8 billion, and those of Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund were approximately $1.2 billion and $670 million, respectively. In discussing these fee levels, management’s position was that the existing fee rate reaches a low level quickly, which anticipates economies of scale as assets grow, and in support of such position pointed out the effective management fee rate and low total actual expense comparisons for these Funds within their Lipper expense groups as previously discussed under “Comparative Expenses.” The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for these three Funds provides a sharing of benefits with each Fund and its shareholders. The Board also noted the fact that management was subsidizing the expenses of Franklin California Tax-Exempt Money Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $95,209 for the fiscal year ended June 30, 2014 and $98,172 for the fiscal year ended June 30, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended June 30, 2014 and $4,600 for the fiscal year ended June 30, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,115 for the fiscal year ended June 30, 2014 and $0 for the fiscal year ended June 30, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $158,621 for the fiscal year ended June 30, 2014 and $39,194 for the fiscal year ended June 30, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e)(1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i) pre-approval of all audit and audit related services;

        (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)(2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $166,666 for the fiscal year ended June 30, 2014 and $43,794 for the fiscal year ended June 30, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.             N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  August 27, 2014

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  August 27, 2014